UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Silgan Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4 Landmark Square

Stamford, Connecticut 06901

(203) 975-7110

Notice of Annual Meeting of Stockholders

To be Held on June 7, 2010

YOU ARE HEREBY NOTIFIED that the annual meeting of stockholders of Silgan Holdings Inc., or the Company, a Delaware corporation, will be held at the Courtyard by Marriott—Stamford Downtown, 275 Summer Street, Stamford, Connecticut 06901 at 9:00 a.m. on Monday, June 7, 2010, for the following purposes:

1.	To authorize and approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard;

2.	To authorize and approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000;

3.	To elect two directors of the Company to serve until the Company’s annual meeting of stockholders in 2013 and until their successors are duly elected and qualified;

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

The close of business on April 16, 2010 has been fixed as the record date for determining the stockholders of the Company entitled to notice of and to vote at the annual meeting. All holders of record of Common Stock of the Company at that date are entitled to vote at the annual meeting or any adjournment or postponement of the annual meeting.

By Order of the Board of Directors,

Frank W. Hogan, III

Secretary

Stamford, Connecticut

April         , 2010

Please complete, sign and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the annual meeting. Please sign the enclosed Proxy exactly as your name appears on it. Returning the Proxy will not limit your right to vote in person or to attend the annual meeting. If you hold shares of Common Stock of the Company in more than one name, or if your shares of Common Stock of the Company are registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the Proxies that you receive so that all of your shares of Common Stock of the Company may be voted.

The annual meeting will be held to vote on the first three items listed above, tabulate the votes cast in respect of those items and report the results of the vote. No presentations or other business matters are planned for the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING TO BE HELD ON JUNE 7, 2010

This Proxy Statement and the Company’s Annual Report for 2009 are available at www.silganholdings.com/proxyandannualreport

4 Landmark Square

Stamford, Connecticut 06901

(203) 975-7110

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on June 7, 2010

To Stockholders of Silgan Holdings Inc.:

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Silgan Holdings Inc., or Silgan Holdings or the Company, for use at our annual meeting of stockholders, or the Meeting, to be held at the Courtyard by Marriott—Stamford Downtown, 275 Summer Street, Stamford, Connecticut 06901, on Monday, June 7, 2010, at 9:00 a.m., and at any postponements or adjournments of the Meeting. If you need directions to attend the Meeting and vote in person, you should contact the Company by telephone at (203) 975-7110. This Proxy Statement and the accompanying proxy card will first be mailed to stockholders on or about April     , 2010.

Only holders of record of our Common Stock as of the close of business on April 16, 2010, the Record Date, will be entitled to notice of and to vote at the Meeting. As of the Record Date, we had                      shares of our Common Stock outstanding. Each share of our Common Stock is entitled to one vote. We have no other class of voting securities issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock will be necessary to constitute a quorum for the transaction of business at the Meeting.

All shares of our Common Stock represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies unless such proxies previously have been revoked. If any proxies are signed and returned but do not contain voting instructions, the shares of our Common Stock represented by such proxies will be voted FOR the authorization and approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard, FOR the authorization and approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000, FOR the election of the nominees for director listed below to serve until our annual meeting of stockholders in 2013 and until their successors are duly elected and qualified and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. We do not anticipate that any other matters will be brought before the Meeting. If any other matters properly come before the Meeting, the shares of our Common Stock represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies. Shares of our Common Stock abstaining, and shares of our Common Stock held in street name as to which a broker has not voted on some matters but has voted on other matters, or Broker Shares, will be included in determining whether a quorum exists at the Meeting. The New York Stock Exchange recently adopted rules that eliminate broker discretionary voting for the election of directors. These rules apply to us notwithstanding the fact that our Common Stock is traded on the Nasdaq Stock Market. Therefore, unlike in prior years, your broker is not able to vote on your behalf in any director election without voting instructions from you.

Approval of each matter specified in the Notice of Meeting requires the affirmative vote of a majority of the outstanding shares of our Common Stock, assuming that a quorum exists at the Meeting. However, if the amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard is authorized and approved at the Meeting, the Company will apply the revised majority of votes cast standard set forth in such amendment for all other matters to come before the Company’s stockholders at the Meeting, except for the proposal to authorize and approve the amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000, which will still require the affirmative vote of a majority of the outstanding shares of our Common Stock in accordance with the Delaware General Corporation Law. Accordingly, if the amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard is so authorized and approved at the Meeting, the approval of all other matters at the Meeting, except as noted above, will require the affirmative vote of a majority of the votes cast at the Meeting. Stockholders may not cumulate their votes. Abstentions and Broker Shares that have not been voted with respect to a particular proposal will not be counted in determining the total number of votes cast or in determining whether such proposal has received the requisite number of affirmative votes.

You may revoke your proxy at any time before it is exercised at the Meeting by: (1) delivering to the Secretary of the Company a duly executed proxy bearing a later date; (2) filing a written notice of revocation with the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

In addition to solicitations by mail, some of our directors, officers and employees may solicit proxies for the Meeting personally or by telephone without extra remuneration. We will also provide persons, banks, brokerage firms, custodians, nominees, fiduciaries and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, with proxy materials for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The Company will bear the costs of soliciting proxies.

THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT HAS BEEN DELIVERED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO, THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO SILGAN HOLDINGS INC., 4 LANDMARK SQUARE, STAMFORD, CONNECTICUT 06901 (TELEPHONE NUMBER: (203) 975-7110), ATTENTION: GENERAL COUNSEL.

AUTHORIZATION AND APPROVAL OF

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF THE COMPANY

TO AMEND THE STOCKHOLDER VOTING STANDARD

FROM A MAJORITY OF SHARES OUTSTANDING STANDARD

TO A MAJORITY OF VOTES CAST STANDARD

You are being asked to authorize and approve an amendment, or the Voting Amendment, to the Amended and Restated Certificate of Incorporation of the Company, or the Certificate of Incorporation. The Board of Directors approved the Voting Amendment by a unanimous vote at a board meeting held on February 23, 2010, subject to authorization and approval by the stockholders at the Meeting, and directed that the Voting Amendment be submitted for approval of the stockholders at the Meeting. The general description of the Voting Amendment set forth below is qualified in its entirety by reference to the text of the Voting Amendment, which is attached as Appendix A to this Proxy Statement.

Purpose and Principal Changes

Pursuant to the second sentence of current paragraph A of Article SIXTH of the Certificate of Incorporation, subject to any voting rights that may be conferred upon holders of the Company’s preferred stock as may be established by the Board of Directors and except as otherwise provided by the Certificate of Incorporation or applicable law, the affirmative vote of “the holders of not less than a majority of the outstanding shares of Common Stock” is required for the approval of any matter to come before the Company’s stockholders. If approved, the Voting Amendment will revise the second sentence of paragraph A of Article SIXTH to provide that, subject to any voting rights that may be conferred upon holders of the Company’s preferred stock as may be established by the Board of Directors and except as otherwise provided by the Certificate of Incorporation or applicable law, the affirmative vote of “the holders of not less than a majority of the votes cast by the holders of shares of Common Stock” will be required for the approval of any matter to come before the Company’s stockholders. The Voting Amendment would not amend any other provisions of the Certificate of Incorporation.

The Board of Directors believes this revised majority of the votes cast standard is a more customary stockholder voting approval requirement for public companies such as the Company and is a more advisable standard for the Company to have for approval of matters being put to a vote at the Company’s annual stockholders meetings. This standard will not impact situations whereby Delaware state law requires a higher stockholder voting approval requirement. The Board of Directors believes that few public companies have a majority of outstanding shares standard as the Company currently does, and that many other public companies with a plurality standard have been revising such standard to a majority of the votes cast standard in recent years. In addition, recent changes to New York Stock Exchange Rule 452, which also impact companies listed on the Nasdaq Stock Market, make a majority of the outstanding shares standard more impracticable because brokers that do not receive specific voting instructions from customers that hold their shares in street name will not be able to vote those shares in director elections.

Vote Required

Stockholder authorization and approval of the Voting Amendment requires the favorable vote of a majority of the outstanding shares of our Common Stock.

Effectiveness

If approved, the Voting Amendment will be effective upon filing with the Secretary of State of the State of Delaware. The Company intends to make such filing immediately upon receipt of such approval at the Meeting. It is the intent of the Company then to apply the revised voting standard set forth in the Voting Amendment to all other items being acted upon at the Meeting, except for the proposal to authorize and approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000 as set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO AMEND THE STOCKHOLDER VOTING STANDARD FROM A MAJORITY OF SHARES OUTSTANDING STANDARD TO A MAJORITY OF VOTES CAST STANDARD.

AUTHORIZATION AND APPROVAL OF

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FROM 100,000,000 TO 200,000,000

You are being asked to authorize and approve an amendment, or the Share Increase Amendment, to the Certificate of Incorporation, which, if adopted, would increase the number of authorized shares of our Common Stock from 100,000,000 to 200,000,000. The Board of Directors approved the Share Increase Amendment by a unanimous vote at a board meeting held on March 29, 2010, subject to authorization and approval by the stockholders at the Meeting, and directed that the Share Increase Amendment be submitted for approval of the stockholders at the Meeting. The general description of the Share Increase Amendment set forth below is qualified in its entirety by reference to the text of the Share Increase Amendment, which is attached as Appendix B to this Proxy Statement.

Purpose and Principal Changes

Under Article SIXTH of the Certificate of Incorporation, the total number of shares of capital stock which the Company has authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share, or the Preferred Stock. As of the Record Date, the Company had                      shares of Common Stock outstanding;                      shares of Common Stock were reserved for issuance under the Company’s various compensatory plans; and                      shares of Common Stock were held in treasury. Therefore, as of Record Date, there were                      authorized shares of Common Stock which were not issued and outstanding, reserved for issuance or held in the Company’s treasury.

On March 29, 2010, the Company announced that the Board of Directors declared a two-for-one stock split of the issued Common Stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on April 20, 2010 will be issued one additional share of Common Stock for each share of Common Stock owned on that date and such additional shares will be distributed on May 3, 2010. Additionally, the number of shares of Common Stock reserved for issuance under the Company’s compensatory plans and held in treasury will be appropriately adjusted for the two-for-one stock split. Therefore, based on the number of shares of Common Stock outstanding, reserved for issuance and held in treasury as of the Record Date, after giving effect to the stock split there will only be              authorized shares of Common Stock which were not issued and outstanding, reserved for issuance or held in the Company’s treasury.

The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to provide the Company greater flexibility for potential future business needs. The additional authorized shares of Common Stock will be available for issuance by the Board of Directors for various corporate purposes, including potential additional future stock splits, stock dividends, financing transactions, acquisitions of other companies or businesses, grants under employee benefit plans and other corporate purposes. Having this additional authorized Common Stock available for future use will allow the Company to issue additional shares for purposes such as additional future stock splits without the expense and delay of arranging a special meeting of stockholders. For example, without stockholder approval for an increase in authorized shares, the Board of Directors would otherwise be unable to authorize another two-for-one stock split in the future if it were to determine such a stock split is advisable based upon then existing market conditions and other factors.

The additional shares of Common Stock proposed to be authorized are of the same class as is presently authorized and, as such, would have the same rights and privileges as the shares of Common Stock currently outstanding. None of the Company’s shares will have preemptive rights. The Company has no present plans, agreements or understandings regarding the issuance of the additional shares of Common Stock proposed to be authorized.

Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by the stockholders. The issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and could dilute a stockholder’s percentage voting power in the Company. The issuance of additional shares of Common Stock could have the effect of making it more difficult for a third party to acquire control of the Company or of discouraging a third party from attempting to acquire control of the Company. The Company is not currently aware of any plans on the part of a third party to attempt to effect a change of control of the Company, and the Share Increase Amendment has been proposed for the reasons discussed above and not for any possible anti-takeover effects it could have.

Under the Delaware General Corporation Law, our common stockholders are not entitled to dissenters’ rights with respect to the Share Increase Amendment, and we will not independently provide common stockholders with any such right.

As of the Record Date, no shares of the Company’s Preferred Stock are issued and outstanding, reserved for issuance or held in treasury. No additional shares of Preferred Stock will be authorized by the Share Increase Amendment.

The Share Increase Amendment will be effected by revising the first sentence of Article SIXTH of the Certificate of Incorporation to read as follows (the remaining text of the Certificate of Incorporation would remain unchanged by Share Increase Amendment):

“The total number of shares of capital stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).”

Vote Required

Stockholder authorization and approval of the Share Increase Amendment requires the favorable vote of a majority of the outstanding shares of our Common Stock, regardless of whether the Voting Amendment is approved and becomes effective prior to the stockholder vote on the Share Increase Amendment.

Effectiveness

If approved, the Share Increase Amendment will be effective upon filing with the Secretary of State of the State of Delaware. The Company intends to make such filing promptly following the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently composed of seven members, divided into three classes designated as Class I, Class II and Class III. We have two Class I Directors, two Class II Directors and three Class III Directors, with each class of directors serving staggered three-year terms. At each annual meeting of stockholders of the Company, the term of office of one class of directors of the Company expires, and directors nominated to the class of directors whose term is expiring at such annual meeting will be elected for a term of three years and until their successors are duly elected and qualified. Our remaining directors continue in office until their respective terms expire and until their successors are duly elected and qualified. Accordingly, at each annual meeting of stockholders of the Company one class of our directors will be elected, and each of our directors will be required to stand for election once every three years. At the Meeting, the term of office for our Class I Directors expires.

Our Class I Directors currently are Messrs. R. Philip Silver and William C. Jennings. Pursuant to the Amended and Restated Stockholders Agreement dated as of November 6, 2001, or the Stockholders Agreement, among R. Philip Silver, D. Greg Horrigan and the Company, each of Messrs. Silver and Jennings was nominated for re-election at the Meeting as Class I Directors of the Company, to serve until our annual meeting of stockholders in 2013 and until his successor has been duly elected and qualified. You should read the section in this Proxy Statement titled “Certain Relationships and Related Transactions—Stockholders Agreement” for a description of the material provisions of the Stockholders Agreement.

Each nominee for Class I Director of the Company has consented to be named in this Proxy Statement and to serve on our Board of Directors if elected. If, prior to the Meeting, any nominee should become unavailable to serve on our Board of Directors for any reason, the shares of our Common Stock represented by all properly executed proxies will be voted for such alternate individual as shall be nominated pursuant to the Stockholders Agreement.

We provide below certain information regarding each nominee for Class I Director of the Company and each Director of the Company whose term of office continues after the Meeting, including the individual’s age (as of December 31, 2009), principal occupation and business experience during at least the last five years, other directorships currently held or held during the past five years, the year in which such individual was first elected a director of the Company and the experiences, qualifications, attributes or skills that each nominee and Director brings to our Board of Directors. We believe that each nominee and current Director brings a strong and unique background and set of skills to our Board of Directors, giving our Board of Directors as a whole competence and experience in a wide variety of areas, including relevant industry experience, executive management experience, public company board service experience and finance and accounting experience.

Nominees for election as Directors (Class I)—term expiring 2013

R. Philip Silver, age 67, has been our Co-Chairman of the Board in a non-executive capacity since March 2006. Prior to that, Mr. Silver was our Co-Chief Executive Officer from March 1994 until March 2006. Mr. Silver was also our Co-Chairman of the Board in an executive capacity from August 2004 until March 2006 and, prior to that, our Chairman of the Board in an executive capacity. Mr. Silver is one of our co-founders and has been a Director since our inception in 1987. Prior to founding the Company in 1987, Mr. Silver was a consultant to the packaging industry. Mr. Silver was President of Continental Can Company from June 1983 to August 1986. As one of our co-founders, Mr. Silver brings to our Board of Directors extensive knowledge of the Company and the consumer goods packaging industry and numerous years of executive management experience.

William C. Jennings, age 70, has been one of our Directors since July 2003. Mr. Jennings is a retired partner of PricewaterhouseCoopers LLP, where he led its risk management and internal control consulting practice from 1991 until his retirement in 1999. Prior to that, Mr. Jennings served as a senior audit partner at Coopers & Lybrand, as a Senior Executive Vice President at Shearson Lehman Brothers responsible for quality assurance, internal audit and compliance and as Executive Vice President and Chief Financial Officer of Bankers Trust Company. Since retiring from PricewaterhouseCoopers LLP, Mr. Jennings has provided independent consulting services to a number of companies. Mr. Jennings served as a director of NYFIX, Inc. for four years until December 2007 and as a director from August 1999 until September 2001 and temporarily as chief executive officer from October 2000 until November 2000 of U.S. Interactive, Inc., a company that filed for chapter 11 bankruptcy protection in January 2001. Mr. Jennings currently serves as a director of Axcelis Technologies, Inc. and The Spectranetics Corporation. Mr. Jennings brings to our Board of Directors extensive experience in finance and accounting matters, particularly as they apply to public companies. Additionally, he has experience as a public company director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL NOMINEES FOR DIRECTOR (CLASS I) OF THE COMPANY.

Incumbent Directors (Class II)—term expiring 2011

D. Greg Horrigan, age 66, has been our Co-Chairman of the Board in a non-executive capacity since March 2006. Prior to that, Mr. Horrigan was our Co-Chief Executive Officer from March 1994 until March 2006. Mr. Horrigan was also our Co-Chairman of the Board in an executive capacity from August 2004 until March 2006 and, prior to that, our President. Mr. Horrigan is one of our co-founders and has been a Director since our inception in 1987. Prior to founding the Company in 1987, Mr. Horrigan was Executive Vice President and Operating Officer of Continental Can Company from 1984 to 1987. As one of our co-founders, Mr. Horrigan brings to our Board of Directors extensive knowledge of the Company and the consumer goods packaging industry and numerous years of extensive management experience.

John W. Alden, age 68, has been one of our Directors since November 2001. From 1965 until 2000, Mr. Alden was employed by United Parcel Service of America, Inc., or UPS, serving in various management positions. Until his retirement in 2000, Mr. Alden was Vice Chairman of UPS since 1996 and a director of UPS since 1988. Mr. Alden is also a director of Barnes Group Inc., The D & B Corporation and Arkansas Best Corporation. Mr. Alden has significant executive management experience and experience as a public company director.

Incumbent Directors (Class III)—term expiring 2012

Anthony J. Allott, age 45, has been one of our Directors since June 2006 and has been our Chief Executive Officer since March 2006 and our President since August 2004. Mr. Allott was also our Chief Operating Officer from May 2005 until March 2006. From May 2002 until August 2004, Mr. Allott was our Executive Vice President and Chief Financial Officer. Prior to joining us, Mr. Allott was Senior Vice President and Chief Financial Officer of Applied Extrusion Technologies, Inc., or AET, since July 1996. From July 1994 until July 1996, Mr. Allott was Vice President and Treasurer of AET. From 1992 until July 1994, Mr. Allott was Corporate Controller and Director of Financial Reporting of Ground Round Restaurants. Prior to that, Mr. Allott was a certified public accountant with Deloitte & Touche LLP. Mr. Allott brings to our Board of Directors considerable executive management experience and serves as our Chief Executive Officer.

Jeffrey C. Crowe, age 63, has been one of our Directors since May 1997. Mr. Crowe was Chairman of the Board of Landstar System, Inc., or Landstar, from April 1991 through December 2009, Chief Executive Officer of Landstar from April 1991 through June 2004 and President of Landstar from April 1991 through December 2001. Mr. Crowe was also Chairman of the Board of Landstar System Holdings, Inc., or LSHI, from March 1991 through June 2004 and Chief Executive Officer of LSHI from June 1989 through June 2004. Mr. Crowe has been a Director of the U.S. Chamber of Commerce since February 1998, serving as Vice Chairman from June 2002 until June 2003 and as Chairman from June 2003 to June 2004. Mr. Crowe also served as Chairman of the National Defense Transportation Association from October 1993 to July 2003. Mr. Crowe has been a Director of Landstar since April 1991, a Director of PSS World Medical, Inc. since March 2007, a Director of SunTrust Banks, Inc. since April 2004 and a Director of the National Chamber Foundation since November 1997. Mr. Crowe has significant executive management experience and experience as a public company director.

Edward A. Lapekas, age 66, has been one of our Directors since October 2001. Mr. Lapekas has been Non-Executive Chairman of the Board of Tegrant Corporation since March 2007. Mr. Lapekas was Non-Executive Chairman of the Board of Pliant Corporation from October 2003 until June 2006 and interim Chief Executive Officer of Pliant Corporation from August 2003 until October 2003. Mr. Lapekas was Chairman of the Board and Chief Executive Officer of Nexpak Corporation from November 2002 until March 2003. From October 2000 until June 2001, Mr. Lapekas was Executive Chairman of Packtion Corporation, an e-commerce packaging venture. From May 1996 until July 2000, Mr. Lapekas was employed by American National Can Group, Inc., last serving as Chairman and Chief Executive Officer. Prior to that, Mr. Lapekas served as Deputy Chairman and Chief Operating Officer of Schmalbach-Lubeca AG. From 1971 until 1991, Mr. Lapekas was employed by Continental Can Company where he served in various strategy, planning, operating and marketing capacities. From October 2003 until December 2009, Mr. Lapekas was a Director of Pliant Corporation, a company that filed for Chapter 11 bankruptcy protection in both January 2006 and February 2009. Mr. Lapekas brings to our Board of Directors extensive experience in the consumer goods packaging industry and has significant executive management experience and experience as a public company director.

Messrs. Silver and Jennings were elected as Directors of the Company at our annual meeting of stockholders in 2007. Messrs. Horrigan and Alden were elected as Directors of the Company at our annual meeting of stockholders in 2008. Messrs. Allott, Crowe and Lapekas were elected as Directors of the Company at our annual meeting of stockholders in 2009.

Each of John W. Alden, Jeffrey C. Crowe, William C. Jennings and Edward A. Lapekas is an “independent director,” as defined in Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market. The independent directors held four meetings during 2009 following regularly scheduled quarterly meetings of the Board of Directors, without the presence of management or any inside directors.

Our Board of Directors met four times and acted by written consent five times during 2009. Each of our Directors attended more than 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors held in 2009 during which he was a Director and (2) the total number of meetings held in 2009 by all committees of the Board of Directors on which he served during which he was a Director.

The Company does not have a policy with regard to director attendance at annual meetings of stockholders. Two of our directors attended last year’s annual meeting of stockholders.

Risk Oversight and Board Structure

Our Board of Directors as a whole is responsible for risk oversight for the Company. Our Board of Directors risk oversight process builds upon management’s assessment of the Company’s risks and processes for managing and mitigating such risks. At meetings of our Board of Directors, the executive officers of the Company regularly address and discuss with our Board of Directors risks of the Company and the manner in which the Company manages or mitigates its risks. While our Board of Directors has the ultimate responsibility for risk oversight for the Company, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures. Our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategy and objectives.

Our corporate governance documents provide our Board of Directors with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, our Board of Directors considers many factors. At this time, each of the positions of Co-Chairmen of the Board and Chief Executive Officer of the Company are held by different persons. Our Board of Directors has decided at this time to have different persons hold such positions largely due to the availability to the Company of multiple persons with many years of experience in the consumer goods packaging industry and extensive executive management experience with the Company. Our Co-Chairmen of the Board are co-founders of the Company and each have over thirty years of management experience in the packaging industry, and with their experience they effectively lead our Board of Directors in its fundamental role of overseeing the business and affairs of the Company.

As part of each regularly scheduled quarterly meeting of our Board of Directors, our independent Directors meet without the presence of management or insider directors. These meetings allow our independent Directors to discuss matters involving the Company without the presence of any member of management or any inside director.

Committees of the Board of Directors

Our Board of Directors has two standing committees. The principal responsibilities of each of the standing committees and the members of such committees are set forth below.

1. Audit Committee. The Audit Committee has the responsibility of overseeing the Company’s financial reporting process on behalf of our Board of Directors. The functions performed by the Audit Committee are described in the section of this Proxy Statement titled “Report of the Audit Committee.” During 2009, the Audit Committee held nine meetings and acted by written consent two times. The Audit Committee consists of Messrs. Jennings, Alden, Crowe and Lapekas, each of whom our Board of Directors has determined is independent as required by the written charter of the Audit Committee, the applicable listing standards of the Nasdaq Stock Market and the applicable rules of the Securities and Exchange Commission, or the SEC. All of our “independent directors” are members of the Audit Committee. Mr. Jennings is the Chairperson of the Audit Committee. The Board of Directors has determined that Mr. Jennings meets the criteria of an “audit committee financial expert” under applicable rules of the SEC. Mr. Jennings’ extensive background and experience includes leading the risk management and internal control consulting practice of PricewaterhouseCoopers LLP, serving as senior audit partner at Coopers & Lybrand and serving as Chief Financial Officer of Bankers Trust Company.

2. Compensation Committee. The Board of Directors of the Company established the Compensation Committee and conferred upon it through resolutions the responsibility of reviewing and approving matters relating to the compensation of all executive officers of the Company. The Compensation Committee does not have a charter. Pursuant to the terms of the Silgan Holdings Inc. 2004 Stock Incentive Plan, as amended, or the 2004 Stock Incentive Plan, the Compensation Committee also is responsible for administering the 2004 Stock Incentive Plan, making awards and grants under the 2004 Stock Incentive Plan to officers and other key employees of the Company and its subsidiaries and setting performance goals and confirming performance levels in respect of performance awards made under the 2004 Stock Incentive Plan. Historically, the Compensation Committee in its discretion has periodically consulted with outside consultants (such as Frederic W. Cook & Co., Inc.) for certain matters regarding director and executive officer compensation, including setting up the 2004 Stock Incentive Plan. The Compensation Committee held three meetings and acted by written consent once during 2009. The Compensation Committee consists of Messrs. Crowe, Alden, Jennings and Lapekas, each of whom is an “independent director” under the applicable listing standards of the Nasdaq Stock Market. All of our “independent directors” are members of the Compensation Committee. Mr. Crowe is the Chairperson of the Compensation Committee.

In November 2001, the Company and Messrs. Silver and Horrigan, our Co-Chairmen of the Board, entered into the Stockholders Agreement. You should read the section in this Proxy Statement titled “Certain Relationships and Related Transactions—Stockholders Agreement” for a description of the material terms of the Stockholders Agreement. Under the Stockholders Agreement, the Group (as defined in the Stockholders Agreement and generally including Messrs. Silver and Horrigan and their affiliates, family members, trusts and estates) has the contractual right to nominate for election all directors of the Company so long as the Group holds an aggregate of at least 7,153,090 shares of our Common Stock (as adjusted for the stock split effected on September 15, 2005). As of the date of this Proxy Statement, the Group held more than 7,153,090 shares of our Common Stock. In the very unlikely event that either of Messrs. Silver or Horrigan notifies our Board of Directors that the Group cannot agree on an individual for any nominee for director or if at least 45 days prior to our annual meeting of stockholders the Group fails to nominate for election at such annual meeting the requisite number of individuals to stand for election, then our Board of Directors has the right to nominate for director the number of individuals that the Group could not agree on as nominees or failed to nominate timely.

Accordingly, our Board of Directors does not have a nominating committee because the right to nominate all directors has been contractually granted to the Group, and our Board of Directors deems it very unlikely at this time that they would have to nominate for election any director. As a result, the Company does not have a nominating committee charter, does not have a policy to consider director candidates recommended by stockholders, does not have a policy regarding the composition or diversity of our Board of Directors and does not have a process for identifying or evaluating nominees for director. All nominees for Class I Director of the Company to be elected at the Meeting were nominated by the Group pursuant to the Stockholders Agreement.

Stockholder Communications with the Board of Directors

The Company’s Board of Directors has a formal process for security holders to send communications to it. Security holders may send written communications addressed to the Board of Directors or to any specified Director of the Company by mail to the Company’s office in Stamford, Connecticut. If the Company receives at its office in Stamford, Connecticut any such written communications, the Company will forward such written communications directly to all members of the Board of Directors or to such specified Director of the Company, as the case may be.

COMPENSATION OF DIRECTORS

Each of Messrs. Silver and Horrigan, our non-executive Co-Chairmen of the Board, are paid an annual retainer fee of $100,000 for their service on our Board of Directors, plus reimbursement for business related travel and other reasonable out-of-pocket expenses. Additionally, the Company maintains an office for each of Messrs. Silver and Horrigan at its offices in Stamford, Connecticut and provides them with access to a shared assistant. Each of Messrs. Alden, Crowe, Jennings and Lapekas, none of whom are officers or employees of the Company or any of its affiliates, are paid an annual retainer fee of $36,000 for their service on our Board of Directors and a fee of $2,000 for each meeting of our Board of Directors or committee thereof that they attend, plus reimbursement for business related travel and other reasonable out-of-pocket expenses. Additionally, all Directors (including our Co-Chairmen of the Board) who do not receive compensation as officers or employees of the Company or any of our affiliates receive annual director awards, on the first business day after our annual meeting of stockholders, having an aggregate fair market value of $50,000 as of the date of grant. These awards are made in the form of restricted shares of our Common Stock or restricted stock units related to shares of our Common Stock, in the discretion of the Board of Directors, under the 2004 Stock Incentive Plan. Members of the Audit Committee of our Board of Directors are also paid an annual retainer fee of $12,000 for their service on the Audit Committee, and the chairpersons of each of the Audit and Compensation Committees of our Board of Directors are also paid an annual retainer fee of $10,000 for their service as chairperson of such committee.

Mr. Allott, who is an officer and an employee of the Company, does not receive any annual retainer or meeting fees or any director awards under the 2004 Stock Incentive Plan.

The following table provides information concerning the compensation of Directors of the Company for the fiscal year ended December 31, 2009.

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash($)(1)	Stock Awards($)(2)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)(3)	Total($)
R. Philip Silver(4)	$100,000	$49,969	$0	$0	$0	$1,616	$151,585
D. Greg Horrigan(4)	$100,000	$49,969	$0	$0	$0	$1,616	$151,585
Anthony J. Allott	$0	$0	$0	$0	$0	$ 0	$0
John W. Alden(4)	$80,000	$49,969	$0	$0	$0	$1,616	$131,585
Jeffrey C. Crowe(4)	$90,000	$49,969	$0	$0	$0	$ 965	$140,934
William C. Jennings(4)	$90,000	$49,969	$0	$0	$0	$3,754	$143,723
Edward A. Lapekas(4)	$78,000	$49,969	$0	$0	$0	$2,614	$130,583

(1)	For each of Messrs. Silver and Horrigan, the amount in column (b) represents the amount paid to him in 2009 for his services as non-executive Co-Chairman of the Board. For each of Messrs. Alden, Crowe, Jennings and Lapekas, the amount in column (b) represents the amount paid to him in 2009 for his services as a Director and on committees of the Board of Directors as described above.

(2)

For each of Messrs. Silver, Horrigan, Alden, Crowe, Jennings and Lapekas, the amount in column (c) reflects the grant date fair value of 1,117 restricted stock units (representing the right to receive 1,117 shares of Common Stock upon vesting) granted on May 27, 2009 pursuant to and under the 2004 Stock Incentive Plan, which restricted stock units become fully vested on May 27, 2010. The grant date fair value of such restricted stock units was calculated by multiplying the average of the high and low sales prices of a share of our Common Stock on May 27, 2010 by such number of restricted stock units, in accordance with the provisions of the Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). Each year on the first business day following our annual meeting of stockholders our non-employee Directors are granted restricted stock or restricted stock units having a grant date fair value, calculated using the average of the high and low sales prices of a share of Common Stock on that day as quoted by the Nasdaq Global Select Market System, of $50,000 in accordance with the 2004 Stock Incentive Plan.

(3)	For each of Messrs. Silver and Horrigan, the amount in column (g) consists of dividend equivalents of $631 paid on unvested restricted stock units upon their vesting and dividend equivalents of $985 paid on restricted stock units that had vested but for which receipt of the underlying shares of Common Stock had been deferred. For Mr. Alden, the amount in column (g) consists of dividend equivalents of $631 paid on unvested restricted stock units upon their vesting and dividend equivalents of $985 paid on restricted stock units that had vested but for which receipt of the underlying shares of Common Stock had been deferred. For Mr. Crowe, the amount in column (g) consists of dividend equivalents of $631 paid on unvested restricted stock units upon their vesting and dividend equivalents of $334 paid on restricted stock units that had vested but for which receipt of the underlying shares of Common Stock had been deferred. For Mr. Jennings, the amount in column (g) consists of dividend equivalents of $631 paid on unvested restricted stock units upon their vesting and dividend equivalents of $3,123 paid on restricted stock units that had vested but for which receipt of the underlying shares of Common Stock had been deferred. For Mr. Lapekas, the amount in column (g) consists of dividend equivalents of $631 paid on unvested restricted stock units upon their vesting and dividend equivalents of $1,983 paid on restricted stock units that had vested but for which receipt of the underlying shares of Common Stock had been deferred.

(4)	The aggregate number of outstanding restricted stock units and stock options for each non-employee Director as of December 31, 2009 is as follows:

Mr. Silver—1,117 unvested restricted stock units and 1,734 vested but deferred restricted stock units

Mr. Horrigan—1,117 unvested restricted stock units and 1,734 vested but deferred restricted stock units

Mr. Alden—1,117 unvested restricted stock units and 857 vested but deferred restricted stock units

Mr. Crowe—1,117 unvested restricted stock units, 877 vested but deferred restricted stock units and 6,000 vested stock options

Mr. Jennings—1,117 unvested restricted stock units and 4,547 vested but deferred restricted stock units

Mr. Lapekas—1,117 unvested restricted stock units, 3,047 vested but deferred restricted stock units and
    6,000 vested stock options

EXECUTIVE OFFICERS

Our Board of Directors appoints the officers of the Company. The officers of our subsidiaries are appointed by the respective boards of directors of our subsidiaries. We provide below certain information concerning the current executive officers of the Company, including each individual’s age (as of December 31, 2009). Information concerning Mr. Allott, our President and Chief Executive Officer, is set forth in the section of this Proxy Statement titled “Election of Directors.” There are no family relationships among any of the directors or executive officers of the Company.

Adam J. Greenlee, age 36, has been our Executive Vice President and Chief Operating Officer since August 2009. From October 2007 until August 2009, Mr. Greenlee was our Executive Vice President, Operations. From January 2006 until October 2007, Mr. Greenlee was President of Silgan White Cap Americas LLC, our operating subsidiary through which we conduct our vacuum closures operations in North and South America, and he was Executive Vice President of Silgan White Cap Americas LLC from March 2005 until January 2006. Prior to that, Mr. Greenlee was Vice President & General Manager of ATI Allegheny Rodney from January 2003 through February 2005 and its Director of Marketing from February 2001 until January 2003.

Robert B. Lewis, age 45, has been our Executive Vice President and Chief Financial Officer since August 2004. Previously, Mr. Lewis was Senior Vice President and Chief Financial Officer of Velocity Express Inc. from January 2004 until August 2004. From December 2000 until December 2003, Mr. Lewis held a series of senior executive positions at Moore Corporation Limited, initially as Executive Vice President and Chief Financial Officer and later as President of Business Communication Services, an operating division of Moore Corporation Limited. Prior to joining Moore Corporation Limited, Mr. Lewis served as Executive Vice President and Chief Financial Officer of Walter Industries, Inc. and World Color Press, Inc. and in various senior financial management roles at L.P. Thebault, a U.S. based commercial printer.

Frank W. Hogan, III, age 49, has been our Senior Vice President, General Counsel and Secretary since June 2002. From June 1997 until June 2002, Mr. Hogan was our Vice President, General Counsel and Secretary. From September 1995 until June 1997, Mr. Hogan was a partner at the law firm of Winthrop, Stimson, Putnam & Roberts (now Pillsbury Winthrop Shaw Pittman LLP). From April 1988 to September 1995, Mr. Hogan was an associate at that firm.

Anthony P. Andreacchi, age 46, has been our Vice President, Tax since July 2006. Prior to that, Mr. Andreacchi served as Director of Taxes – U.S. for Ingersoll-Rand Company since February 2003. Previously, Mr. Andreacchi held various positions in the tax department of Ingersoll-Rand Company since 1991, and served as International Tax Counsel of Xerox Corporation in 2002. He began his career as an associate at the law firm of LeBoeuf, Lamb, Leiby & MacRae (now Dewey & LeBoeuf, LLP) in 1987.

Malcolm E. Miller, age 42, has been our Vice President and Treasurer since October 2001. Previously, Mr. Miller was Assistant Vice President and Assistant Treasurer of Primedia Inc. from April 2000 until October 2001. Prior to that, Mr. Miller was employed by us from June 1997 until April 2000, last serving as Assistant Treasurer. From June 1995 until June 1997, Mr. Miller was employed by International Paper Company, last serving as a Senior Financial Analyst.

B. Frederik Prinzen, age 51, has been our Vice President, Corporate Development since July 2008. Previously, Mr. Prinzen was Chief Operating Officer of Alcan Pharmaceutical Packaging – Americas, a division of Alcan, Inc. Prior to that, Mr. Prinzen held various management positions with Shorewood Packaging Corporation, a subsidiary of International Paper Company, since 1993, last serving as Senior Vice President, Consumer Products Business and Senior Vice President, Manufacturing. Mr. Prinzen began his career in the consumer goods packaging industry with Paperboard Industries Corporation in 1987.

Kimberly I. Ulmer, age 42, has been our Vice President and Controller since March 2006. Previously, Ms. Ulmer was our Controller since September 2004. From May 2003 until September 2004, Ms. Ulmer was Controller, Accounting Policies and Compliance for General Electric Vendor Financial Services, a unit of General Electric Capital Corporation. Prior to that, Ms. Ulmer was employed by Quebecor World Inc. (formerly World Color Press, Inc.) from August 1997 until April 2003, last serving as Vice President, Assistant Controller.

Alan H. Koblin, age 57, has been President of Silgan Plastics, our plastic container business, since October 2007. Mr. Koblin was Executive Vice President of Silgan Plastics from November 2003 until October 2007 and President of the consumer products business of Silgan Plastics from June 2005 until October 2007. Prior to that, Mr. Koblin served as Senior Vice President of Silgan Plastics from January 2000 until November 2003, Vice President, Sales & Marketing of Silgan Plastics from December 1994 until January 2000, and Director of Sales & Marketing of Silgan Plastics from 1992 through 1994. From 1990 to 1992, Mr. Koblin was Vice President of Churchill Industries.

Thomas J. Snyder, age 43, has been President of Silgan Containers, our metal food container business, since October 2007. Prior to that, Mr. Snyder was Executive Vice President of Silgan Containers from July 2006 until October 2007 and Vice President – Sales & Marketing of Silgan Containers from July 2002 until July 2006. Mr. Snyder was Director of Sales of Silgan Containers from May 2000 until July 2002 and a National Account Manager for Silgan Containers from May 1993 until May 2000.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics applicable to our principal executive officer, principal financial officer and principal accounting officer or controller in order to deter wrongdoing and to promote the conduct of the Company’s business in an honest, lawful and ethical manner. A copy of this Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stockholders Agreement

In November 2001, Messrs. Silver and Horrigan and the Company entered into the Stockholders Agreement. The Stockholders Agreement replaced in its entirety a previous stockholders agreement entered into among Messrs. Silver and Horrigan, the Company and the other parties thereto at the time of the initial public offering of shares of Common Stock of the Company on February 14, 1997.

Under the Stockholders Agreement, the Group (as defined in the Stockholders Agreement and generally including Messrs. Silver and Horrigan and their affiliates, family members, trusts and estates) has the right to nominate for election all directors of the Company until the Group holds less than one-half of the number of shares of our Common Stock held by it in the aggregate on February 14, 1997. The Group generally includes Messrs. Silver and Horrigan and their affiliates and related family transferees and estates. At least one of the Group’s nominees must be either Mr. Silver or Mr. Horrigan during the three year period covering the staggered terms of our three classes of directors. On February 14, 1997, the Group held 14,306,180 shares of our Common Stock in the aggregate (as adjusted for the stock split effected on September 15, 2005). Additionally, the Group has the right to nominate for election either Mr. Silver or Mr. Horrigan as a member of our Board of Directors when the Group no longer holds at least one-half of the number of shares of our Common Stock held by it in the aggregate on February 14, 1997 but beneficially owns at least 5% of our Common Stock. The Stockholders Agreement continues until the death or disability of both of Messrs. Silver and Horrigan.

If either Mr. Silver or Mr. Horrigan notifies our Board of Directors that the Group cannot agree on an individual for any of its nominees under the Stockholders Agreement or if at least 45 days prior to our annual meeting of stockholders the Group fails to nominate for election at such annual meeting the requisite number of individuals to stand for election to our Board of Directors at such annual meeting, then our Board of Directors has the right to nominate for election to our Board of Directors the number of individuals that the Group could not agree on as nominees or that the Group failed to nominate timely.

The provisions of the Stockholders Agreement could have the effect of delaying, deferring or preventing a change of control of the Company and preventing our stockholders from receiving a premium for their shares of our Common Stock in any proposed acquisition of the Company.

Other

In 2009, Landstar provided transportation services to our subsidiaries. We expect that Landstar will continue to provide transportation services to our subsidiaries in 2010. We believe that these transportation services were provided on terms no less favorable to us than provided generally to Landstar’s other customers. We paid Landstar approximately $0.5 million in 2009 for such transportation services, which amount represented approximately 0.02% of Landstar’s revenues in 2009. Mr. Jeffrey C. Crowe, a Director of the Company, was the Chairman of the Board of Landstar in 2009 and is still a director of Landstar.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to its written charter, the Audit Committee of the Board of Directors of the Company must approve all transactions with related parties that are required to be disclosed under applicable securities rules.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2009, the Compensation Committee of our Board of Directors consisted of Messrs. Crowe, Alden, Jennings and Lapekas, none of whom was an officer, former officer or employee of the Company. During 2009, none of our executive officers served as: (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of our Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of our Board of Directors, or (iii) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board of Directors. As described in the section of this Proxy Statement titled “Certain Relationships and Related Transactions—Other,” Landstar, a company of which Mr. Crowe served as Chairman of the Board in 2009 and is currently a director, provided transportation services to our subsidiaries in 2009 and is expected to continue to provide transportation services to our subsidiaries in 2010, all on terms, we believe, no less favorable to us than provided generally to Landstar’s other customers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In the table below, we provide information, as of the Record Date, with respect to the beneficial ownership of our Common Stock by (i) each current director and each Named Executive Officer of the Company, (ii) each person or entity who is known by the Company to own beneficially more than 5% of our Common Stock and (iii) by all current executive officers and directors of the Company as a group. Except as otherwise described below, each of the persons named in the table below has sole voting and investment power with respect to the securities beneficially owned. None of the information regarding the number of shares of Common Stock owned as provided in the table below or as described elsewhere in this Proxy Statement has been adjusted for the two-for-one stock split that our Board of Directors declared on March 29, 2010, to be effected on May 3, 2010.

	Number of Shares of Common Stock Owned	Percentage Ownership of Common Stock(1)
R. Philip Silver(2)	6,365,985	16.61%
D. Greg Horrigan(3)	4,853,121	12.66%
John W. Alden(4)	13,446	*
Jeffrey C. Crowe(5)	17,446	*
William C. Jennings(6)	11,446	*
Edward A. Lapekas(7)	16,106	*
Anthony J. Allott(8)	205,270	*
Robert B. Lewis(9)	57,980	*
Adam J. Greenlee(10)	4,070	*
Frank W. Hogan, III(11)	23,305	*
Thomas J. Snyder(12)	1,595	*
All current executive officers and directors as a group (16 persons)(13)	11,584,333	30.04%
BlackRock, Inc.(14)	2,029,639	5.29%

(1)	An asterisk denotes beneficial ownership of 1% or less of our Common Stock.

(2)	Mr. Silver is a Director of the Company. The amount beneficially owned by Mr. Silver consists of 2,848,366 shares of our Common Stock owned directly by him over which he has sole voting and dispositive power, 2,218,304 shares of our Common Stock owned by three grantor retained annuity trusts of which he is the sole trustee with sole voting and dispositive power, 1,123,539 shares of our Common Stock owned by the Robert Philip Silver 2002 GRAT Article III Trust for Benefit of Spouse and Descendants (of which Mr. Silver’s spouse is a co-trustee) over which Mr. Silver may be deemed to have shared voting and dispositive power, 172,925 shares of our Common Stock owned by Silver Family Foundation of which he, his spouse and his sons are the trustees with shared voting and dispositive power, 1,734 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt. The address for Mr. Silver is 4 Landmark Square, Stamford, Connecticut 06901.

(3)	Mr. Horrigan is a Director of the Company. The amount beneficially owned by Mr. Horrigan consists of 2,993,374 shares of our Common Stock owned directly by him and over which he has sole voting and dispositive power, 1,500,000 shares of our Common Stock owned by three grantor retained annuity trusts of which he and his spouse are co-trustees with shared voting and dispositive power, 308,396 shares of our Common Stock owned by the Horrigan Family Limited Partnership of which he is the sole general partner with sole voting and dispositive power, 48,500 shares of our Common Stock owned by The Pay It Forward Foundation of which he and his spouse are the trustees with shared voting and dispositive power, 1,734 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt. The address for Mr. Horrigan is 4 Landmark Square, Stamford, Connecticut 06901.

(4)	Mr. Alden is a Director of the Company. The number of shares of our Common Stock owned by Mr. Alden consists of 11,472 shares of our Common Stock owned by him, 857 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt.

(5)	Mr. Crowe is a Director of the Company. The number of shares of our Common Stock owned by Mr. Crowe consists of 9,452 shares of our Common Stock owned by him, 6,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Silgan Holdings Inc. 2002 Non-Employee Directors Stock Option Plan, or the Directors Plan, 877 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt.

(6)	Mr. Jennings is a Director of the Company. The number of shares of our Common Stock owned by Mr. Jennings consists of 5,782 shares of our Common Stock owned by him, 4,547 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt.

(7)	Mr. Lapekas is a Director of the Company. The number of shares of our Common Stock owned by Mr. Lapekas consists of 5,942 shares of our Common Stock owned by him, 6,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Directors Plan, 3,047 shares of our Common Stock that are issuable to him for vested restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan for which he has deferred receipt and 1,117 shares of our Common Stock that will be issuable to him for restricted stock units granted to him pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date for which he has deferred receipt.

(8)	Mr. Allott is a Director of the Company. The number of shares of our Common Stock owned by Mr. Allott consists of 25,270 shares of our Common Stock owned by him and 180,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the Silgan Holdings Inc. 1989 Amended and Restated Stock Option Plan, or the 1989 Plan.

(9)	The number of shares of our Common Stock owned by Mr. Lewis consists of 49,980 shares of our Common Stock owned by him and 8,000 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the 2004 Stock Incentive Plan.

(10)	The number of shares of our Common Stock owned by Mr. Greenlee consists of 4,070 shares of our Common Stock owned by him.

(11)	The number of shares of our Common Stock owned by Mr. Hogan consists of 9,509 shares of our Common Stock owned by him and 13,796 shares of our Common Stock that may be acquired by him through the exercise of vested stock options granted pursuant to the 1989 Plan.

(12)	The number of shares of our Common Stock owned by Mr. Snyder consists of 1,595 shares of our Common Stock owned by him.

(13)	The number of shares of our Common Stock owned by all current executive officers and directors of the Company as a group includes (i) 213,796 shares of our Common Stock that may be acquired through the exercise of vested stock options granted pursuant to the 1989 Plan, the Directors Plan and the 2004 Stock Incentive Plan and (ii) 19,498 shares of our Common Stock that are issuable related to (a) vested restricted stock units granted pursuant to the 2004 Stock Incentive Plan for which receipt has been deferred and (b) restricted stock units granted pursuant to the 2004 Stock Incentive Plan that will vest within 60 days after the Record Date.

(14)

All information regarding BlackRock, Inc. is based solely upon the Schedule 13G filed by it with the SEC on January 29, 2010. In its Schedule 13G, BlackRock, Inc. reported that it had sole voting and dispositive power with respect to 2,029,639 shares of our Common Stock. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022, as reported in its Schedule 13G.

EQUITY COMPENSATION PLAN INFORMATION

In the table below, we provide information about equity securities of the Company authorized for issuance under all of the Company’s equity compensation plans. The information is as of December 31, 2009.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	801,511(3)	$17.02	1,777,896(4)
Equity compensation plans not approved by security holders	—	—	—

Total	801,511	$17.02	1,777,896

(1)	This column contains information regarding options to purchase our Common Stock and restricted stock units that represent the right to receive our Common Stock only. We do not have any warrants or other rights outstanding.

(2)	This column contains the weighted average exercise price for all options outstanding under the 1989 Plan, the Directors Plan and the 2004 Stock Incentive Plan. Our outstanding restricted stock units do not have any exercise price.

(3)	This amount includes options to purchase 258,576 shares of our Common Stock granted under the 1989 Plan, options to purchase 12,000 shares of our Common Stock granted under the Directors Plan, options to purchase 8,000 shares of our Common Stock granted under the 2004 Stock Incentive Plan and restricted stock units that represent the right to receive 522,935 shares of our Common Stock granted under the 2004 Stock Incentive Plan.

(4)	This amount consists of awards related to shares of our Common Stock available for future issuance under the 2004 Stock Incentive Plan. In accordance with the 2004 Stock Incentive Plan, each award of stock options reduces the number of shares of our Common Stock available for future issuance under the 2004 Stock Incentive Plan by the same number of shares of our Common Stock subject to the award, while each award of restricted stock or restricted stock units reduces the number of shares of our Common Stock available for future issuances under the 2004 Stock Incentive Plan by two shares for every one restricted stock or restricted stock unit awarded.

TOTAL STOCKHOLDERS RETURN PERFORMANCE

The line graph below compares the performance of our Common Stock for the five year period ended December 31, 2009 with the performance of the Dow Jones US Containers & Packaging Index and the Standard and Poor’s 500 Composite Stock Price Index, or the S&P 500 Index, for the same period. The line graph assumes in each case an initial investment of $100.00 on December 31, 2004 and that all dividends were reinvested. The Dow Jones US Containers & Packaging Index has been weighted on the basis of market capitalization and is currently comprised of the following companies: Silgan Holdings Inc.; AptarGroup Inc.; Ball Corporation; Bemis Company, Inc.; Crown Holdings, Inc.; Greif, Inc.; MeadWestvaco Corporation; Owens-Illinois, Inc.; Packaging Corporation of America; Pactiv Corporation; Rock-Tenn Company; Sealed Air Corporation; Sonoco Products Company; and Temple-Inland, Inc.

The following line graph and related information shall not be deemed “soliciting material” or “filed” with the SEC, nor should such information be incorporated by reference into any future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, or the Exchange Act, each as amended, except to the extent that we specifically incorporate it by reference in such filing.

Comparison Of Cumulative Total Return Among Silgan Holdings Inc.,

Dow Jones US Containers & Packaging Index and S&P 500 Index

	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Silgan Holdings Inc.	$100.00	$120.02	$147.77	$176.91	$165.08	$203.03
Dow Jones US Containers & Packaging Index	100.00	104.91	121.48	128.16	80.74	102.11
S&P 500 Index	100.00	99.37	111.38	118.87	74.53	104.68

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Committee

The Board of Directors of the Company has established a Compensation Committee and has empowered the Compensation Committee to review and approve matters relating to the compensation of all executive officers of the Company. The Board of Directors of the Company has also given the Compensation Committee responsibility for administering the 2004 Stock Incentive Plan (as well as the prior equity compensation plans of the Company under which stock options previously granted are still outstanding), making awards and grants under the 2004 Stock Incentive Plan to all officers and other key employees of the Company and its subsidiaries and setting performance goals and confirming performance levels in respect of performance awards made under the 2004 Stock Incentive Plan. The Compensation Committee may not delegate any responsibility or authority conferred upon it by the Board of Directors of the Company.

The Compensation Committee is comprised of four members, Messrs. Jeffrey C. Crowe, John W. Alden, William C. Jennings and Edward A. Lapekas. Mr. Crowe serves as the Chairperson of the Compensation Committee. All members of the Compensation Committee are (i) “independent directors” as required under the applicable rules of the Nasdaq Stock Market, (ii) “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and (iii) “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act.

Compensation Philosophy

The Compensation Committee strives to establish a compensation program for the executive officers of the Company that meets the following objectives:

1.	attracts and retains executive officers and provides fair compensation, taking into account responsibilities and the employment markets in which the Company and its subsidiaries compete;

2.	rewards executive officers for achieving the Company’s short-term business goals and long-term creation of stockholder value while at the same time not encouraging excessive risk taking; and

3.	aligns the interests of the Company’s executive officers and stockholders.

The components of the compensation program for all executive officers of the Company are base salary, annual cash incentive bonus and equity-based compensation consisting primarily of restricted stock units and performance awards of restricted stock units. The Compensation Committee believes that such form of equity-based compensation fosters more balanced risk taking because restricted stock units are more closely linked to ownership of stock than other equity-based compensation. By including a combination of cash and at-risk equity compensation, the Compensation Committee believes that the Company’s executive compensation program is consistent with its business strategy and does not encourage its executive officers to take excessive risks that might threaten the long-term value of the Company. In addition, all executive officers of the Company other than the Chief Executive Officer, or CEO, Chief Financial Officer, or CFO, and Chief Operating Officer, or COO, receive other benefits typically provided to officers (such as pension, 401(k) and other retirement benefits, medical benefits and life insurance benefits), and certain of these executive officers also receive limited perquisites and other personal benefits.

Base Salary

The Compensation Committee endeavors to set base salaries for executive officers that enable the Company to attract and retain such officers and provide fair compensation taking into account relevant employment markets. The base salary for an individual executive officer is targeted such that the total compensation for such person is at a competitive level for individuals with similar responsibilities at manufacturing companies of a similar size, including packaging related companies, and, as relevant, in the applicable geographic area.

Generally, each executive officer’s salary is reviewed on an annual basis by the Compensation Committee, and executive officer salaries may be adjusted based on: (i) a general increase in the cost of living; (ii) a change in the individual’s responsibilities over the preceding years; and (iii) changes in competitive pay levels. In making such determinations, for the CEO and the CFO, in addition to other information available, the Compensation Committee has generally reviewed publicly available salary and other compensation information from the following packaging related companies: AEP Industries Inc.; AptarGroup, Inc.; Avery Dennison Corporation; Ball Corporation; Bemis Company Inc.; Caraustar Industries, Inc.; Chesapeake Corporation; Crown Holdings, Inc.; Owens-Illinois, Inc.; Pactiv Corporation; PolyOne Corporation; Rock-Tenn Company; Sealed Air Corporation; and Sonoco Products Company. Additionally, for the CEO and the CFO the Compensation Committee has generally considered publicly available salary and other compensation information from the following other manufacturing companies: Cytec Industries Inc.; Graphic Packaging Corporation; Greif, Inc.; Olin Corporation; Packaging Corporation of America; and The Valspar Corporation. Although the Compensation Committee does not use benchmarking to determine any element of compensation, the Compensation Committee believes that it is important from time to time to review compensation information from other appropriate companies in order to gain a general understanding of the competitiveness of the Company’s compensation program. For all other executive officers of the Company, the Compensation Committee reviews recommendations of the CEO of the Company and other information available to the Compensation Committee.

Annual Cash Bonuses under Incentive Programs

All executive officers of the Company are eligible to receive annual cash bonuses, which are provided to enable the Company to attract and retain such officers and provide fair compensation taking into account responsibilities and relevant employment markets. Additionally, the Compensation Committee uses annual cash bonuses for executive officers to reward them for achieving the Company’s financial and non-financial goals. Executive officers of the Company are eligible for an annual cash bonus based on a percentage of their annual base salary, and that percentage is determined generally based on the person’s responsibilities.

Annual cash bonuses are paid to Mr. Allott under the Company’s Senior Executive Performance Plan. Currently, Mr. Allott is the only person that is a participant in the Senior Executive Performance Plan. Pursuant to the Senior Executive Performance Plan, Mr. Allott could be eligible for an annual cash bonus of up to 200% of his annual base salary, with such maximum amount of Mr. Allott’s annual cash bonus being set annually by the Compensation Committee. For 2009 and 2010, the Compensation Committee evaluated competitive data and approved a maximum annual cash bonus for Mr. Allott of up to 100% of his annual base salary. In setting the maximum amount of the annual cash bonus for Mr. Allott, the Compensation Committee bases its determination on its objective of retaining Mr. Allott and providing him with fair overall annual cash compensation taking into account his responsibilities and relevant employment markets.

At the beginning of each year, the Compensation Committee establishes a performance goal and a performance goal target for the Company for that year pursuant to the Senior Executive Performance Plan. Following such year, the Compensation Committee confirms the extent to which the performance goal target for such year was met. If the performance goal target was met, then the participant under the Senior Executive Performance Plan would receive the maximum amount of his annual bonus for which he was eligible for that year. If the performance goal target was not met, then the participant would receive a pro rata amount of the maximum amount of his annual bonus for which he was eligible for that year. For 2009, the performance goal established by the Compensation Committee under the Senior Executive Performance Plan was the earnings before interest, taxes, depreciation and amortization and rationalization charges (Adjusted EBITDA) of the Company and the performance goal target for the maximum amount of the annual bonus was the achievement of the Adjusted EBITDA level of the Company for 2008, with the manner for calculating the amount of Mr. Allott’s annual bonus based on the following formula:

X multiplied by the Company’s Adjusted EBITDA for 2009; with X being equal to a percentage,

the numerator of which is the maximum amount of Mr. Allott’s annual bonus and the denominator of which is the Company’s Adjusted EBITDA for 2008.

The Company’s Adjusted EBITDA for 2009 was $445.4 million, and for 2008 the Company’s Adjusted EBITDA was $409.9 million.

For 2010, the Compensation Committee set the performance goal for Mr. Allott under the Senior Executive Performance Plan as the Adjusted EBITDA of the Company before the impact from the remeasurement of the Company’s net assets in Venezuela and the performance goal target for the maximum amount of his annual bonus as the achievement of the Adjusted EBITDA level of the Company for 2009, with the manner for calculating the amount of his annual bonus being the same as in 2009. In setting the performance goal under the Senior Executive Performance Plan, the Compensation Committee chose the Adjusted EBITDA of the Company because it believes that it is an important and accepted measure of performance of the Company, and the Compensation Committee decided to exclude the impact from the remeasurement of the Company’s net assets in Venezuela from the calculation of Adjusted EBITDA because such impact is a one-time item due to the devaluation of the Venezuelan currency against the U.S. dollar.

For 2009, each of Messrs. Lewis, Greenlee and Hogan was eligible to be paid annual cash bonuses, in an amount up to a maximum of 40% of his annual base salary, under a program, or the Holdings Executive Officer Program, approved by the Compensation Committee pursuant to which their annual cash bonuses were calculated on the same basis that an annual cash bonus was calculated for Mr. Allott under the Senior Executive Performance Plan. For 2010, the Compensation Committee approved an annual cash bonus program for each of Messrs. Lewis, Greenlee and Hogan pursuant to which each of them is eligible to receive an annual cash bonus in an amount up to a maximum of 40% of his annual base salary received in 2010, with the amount of such annual cash bonus being calculated on the same basis that an annual cash bonus is calculated for Mr. Allott for 2010 under the Senior Executive Performance Plan.

The Compensation Committee has established annual bonus programs applicable to Messrs. Allott, Lewis and Greenlee that are different from the annual cash bonus programs applicable to the other executive officers of the Company because Messrs. Allott, Lewis and Greenlee assist the Compensation Committee in establishing the annual cash bonus programs for the other executive officers of the Company, including setting financial and non-financial goals under such programs and determining whether goals were met under such programs. The Compensation Committee believes it is important that it receive an unbiased view from members of top management in establishing such programs, and believes that the best way to accomplish this objective is to not have those assessing such programs participate in them so that these individuals have no conflict of interest. Additionally, the objectives of the annual cash bonus programs for Messrs. Allott, Lewis, Greenlee and Hogan are to retain such individuals and provide them with fair overall annual cash compensation taking into account relevant employment markets, and such programs are not meant primarily as an award for short-term financial performance. The Compensation Committee believes that it is best for the Company that Messrs. Allott, Lewis, Greenlee and Hogan focus more on long-term creation of shareholder value rather than short-term goals. Accordingly, the Compensation Committee establishes a performance goal target with respect to annual bonuses payable to Messrs. Allott, Lewis, Greenlee and Hogan that, although not certain, should be attainable.

Annual cash bonuses are paid to participants in the incentive programs of the Company’s business segments based upon the achievement of certain financial goals and certain non-financial goals. Participants in those programs, including those deemed to be executive officers of the Company, are viewed on a team basis for purposes of annual cash bonuses and establishing financial and non-financial goals for each business segment.

The financial goals for each business segment for a given year are established at the beginning of such year by the CEO, CFO and COO, or the Holdings Executives, subject to approval of the Compensation Committee. Budgeted earnings before interest and taxes and rationalization charges (Adjusted EBIT) of each business segment are used as the financial goal for such business segment. Based on the recommendations of the Holdings Executives, the Compensation Committee determines the portion of annual cash bonuses that would be payable to managers of the business segments of the Company based on the financial goal. The Compensation Committee generally believes that at least a majority of the annual cash bonuses payable to managers of the Company’s business segments should be based on a financial goal. The table below sets forth the percentages for 2009 and 2010 of the annual cash bonuses for managers of the Company’s business segments payable based on such business segments’ achievement of their financial goal under their incentive programs:

Business Segment	2009	2010
Metal food container	70%	70%
Closures	80%	80%
Plastic container	75%	75%

Non-financial goals for each business segment for a given year are established at the beginning of the year by the Holdings Executives in conjunction with the managers of such business segment, subject to approval of the Compensation Committee. Such non-financial goals are generally items that both the Holdings Executives and the managers of the particular business segment desire additional attention during the year. Set forth below are the non-financial goals for our metal food container business for both 2009 and 2010:

•	management development;

•	market leadership;

•	operational leadership;

•	working capital management;

•	selling, general and administrative cost management; and

•	financial reporting and controls.

Set forth below are the non-financial goals for our closures business for both 2009 and 2010:

•	market leadership;

•	operational leadership;

•	working capital management;

•	selling, general and administrative cost management; and

•	financial reporting and controls.

Set forth below are the non-financial goals for our plastic container business for both 2009 and 2010:

•	management development;

•	safety;

•	working capital management;

•	market leadership;

•	operational leadership; and

•	financial reporting and controls.

In determining levels of achievement by each business segment of its non-financial goals, the Compensation Committee relies upon the subjective evaluations of Messrs. Allott, Lewis and Greenlee, as well as their own observations of each business segment obtained from the reports given by the presidents of such business segments at the regular quarterly meetings of the Board of Directors of the Company.

For 2009, managers of the Company’s business segments were eligible for an annual target bonus ranging from 20% to 35% of their annual salary if applicable goals were met, with such percentage for any particular person being largely based on such person’s responsibilities. The amount of the bonus of each such manager is determined by a formula which calculates such bonus based on the percentage that the actual applicable financial level achieved represents of the applicable financial goal and, when applicable, based on whether non-financial goals were met, and such managers can receive up to two times their target bonus amount if financial and non-financial goals of the applicable business segment are far exceeded. Generally, however, the Compensation Committee is of the view that non-financial goals, by their nature, are extremely hard to attain at a level warranting two times payment of the amount of the target bonus applicable to such non-financial goals, and therefore realistically managers can expect to receive between 50 percent and 150 percent of the amount of their target bonus applicable to such non-financial goals. For 2009, the percentages of the financial goals for our business segments that would have needed to have been achieved for a payment of two times the amount of the target bonus applicable to such financial goals ranged from 106% to 125% of such financial goals.

The officers of Silgan Holdings, all of whom are executive officers of the Company, are also eligible to receive annual cash bonuses pursuant to an incentive program, or the Holdings Bonus Program, in which they participate (other than Messrs. Allott, Lewis, Greenlee and Hogan). Bonuses under such program are calculated on the basis of a weighted average of the levels of bonuses paid under the incentive programs of the Company’s business segments, using each business segment’s percentage of the overall EBIT of the Company’s business segments as the basis for weighting. Bonuses for such officers are thus determined by means of a pure mathematical calculation based on the weighted average of the levels of bonuses paid under the incentive programs of the Company’s business segments once the bonus amounts under such incentive programs are determined. The officers participating in the Holdings Bonus Program are eligible for an annual target bonus of 30% of their annual salary, and they can receive up to two times their target bonus amount if the Company’s business segments far exceed their applicable financial and non-financial goals. Generally, however, the Compensation Committee is of the view that non-financial goals, by their nature, are extremely hard to attain at a level warranting two times payment of the amount of the target bonus applicable to such non-financial goals, and therefore realistically such officers can expect to receive between 50 percent and 150 percent of the amount of their target bonus applicable to such non-financial goals.

The table below sets forth summary information for 2009 for those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during 2009 and who were the three most highly compensated executive officers of the Company for 2009 (other than those who served as CEO or CFO during 2009) with regard to the incentive plan or program in which such individual participated, the bonus range, target bonus award and maximum bonus award as a percentage of salary for each such individual, the actual bonus award for each such individual and the actual bonus award as a percentage of salary for each such individual.

2009 Annual Cash Bonuses under Incentive Programs

Name	Name of Plan or Program	Bonus Range as a % of Salary	Target Bonus Award as a % of Salary	Maximum Bonus Award as a % of Salary	Actual Bonus Award ($)	Actual Bonus Award as a % of Salary
Anthony J. Allott (President and Chief Executive Officer)	Senior Executive Performance Plan	0% - 100%	100%	100%	$843,008	100%

Robert B. Lewis (Executive Vice President and Chief Financial Officer)	Holdings Executive Officer Program	0% - 40%	40%	40%	$206,000	40%

Adam J. Greenlee (Executive Vice President and Chief Operating Officer)	Holdings Executive Officer Program	0% - 40%	40%	40%	$181,846	40%

Frank W. Hogan, III (Senior Vice President, General Counsel and Secretary)	Holdings Executive Officer Program	0% - 40%	40%	40%	$145,678	40%

Thomas J. Snyder (President, Silgan Containers)	Incentive program for our metal food container business	0% - 60%	30%	60%	$195,300	52.08%

Equity Based Compensation

The Compensation Committee provides equity-based compensation to executive officers of the Company and its subsidiaries through awards under the 2004 Stock Incentive Plan that meet the Compensation Committee’s objectives of attracting and retaining officers and aligning the interests of officers with those of the stockholders of the Company. The purpose of the 2004 Stock Incentive Plan is to promote the long-term success of the Company and the creation of stockholder value by (i) encouraging the attraction and retention of directors and officers and other key employees and (ii) linking directors and officers and other key employees of the Company directly to stockholder interests through stock ownership and appreciation. Although the Company encourages stock ownership by its officers and directors, the Company does not have any requirements or guidelines for stock ownership by its officers and directors.

The Compensation Committee is responsible for administering the 2004 Stock Incentive Plan. The Compensation Committee determines recipients of awards under the 2004 Stock Incentive Plan, approves awards, sets the terms and conditions of awards and interprets and prescribes rules for administering the 2004 Stock Incentive Plan. The 2004 Stock Incentive Plan provides for awards of stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards.

Since the adoption of the 2004 Stock Incentive Plan, the Compensation Committee has granted mostly restricted stock units and performance awards for restricted stock units. The Compensation Committee has determined to grant primarily restricted stock units and performance awards for restricted stock units under the 2004 Stock Incentive Plan because it believes that restricted stock units are more closely linked to ownership of stock as compared to stock options and stock appreciation rights, thereby aligning the interests of award recipients more closely with stockholders.

The Compensation Committee’s practice of granting restricted stock units and stock options under the 2004 Stock Incentive Plan is generally to make grants to newly hired individuals and to individuals who are promoted and to grant performance awards annually to current officers and other key employees, all as described below. In addition, the Compensation Committee may make awards under the 2004 Stock Incentive Plan to officers and other key employees of the Company and its subsidiaries at other times and for other purposes, consistent with the terms of the 2004 Stock Incentive Plan.

In order to attract new officers and other key employees, the Compensation Committee will make grants during the course of the year of restricted stock units to such new individuals, which generally will vest ratably over a five year period. In limited cases, the Compensation Committee may grant stock options to such new individuals, which generally will vest ratably over a four year period and have a term of seven years. The number of restricted stock units and stock options that are granted to an individual will be determined by the Compensation Committee generally on the basis of what it believes is necessary to hire such individual, taking into account the salary and bonus offered to such individual and the total nominal value of such restricted stock units and stock options. The Compensation Committee may also make grants of restricted stock units during the course of the year to officers who are promoted, largely on the basis of the nominal value of unvested restricted stock units and stock options of such individuals as compared to a targeted multiple of such individual’s new annual base salary. The primary purpose of such equity awards is retention of the individual, and, for the most part, these restricted stock units will vest ratably over a five year period. Typically, the Compensation Committee makes grants to newly hired individuals and persons who are promoted on only one business day during each fiscal quarter following the issuance by the Company of its quarterly earnings release. As a result, the practice of the Compensation Committee generally is to make grants on up to four dates during each year.

Additionally, in order to retain current officers and other key employees, the Compensation Committee annually reviews the nominal value of unvested restricted stock units and stock options of such persons. For each officer and other key employee of the Company, the Compensation Committee targets a multiple of such person’s annual base salary as the level of the nominal value of unvested restricted stock units and stock options for each such person. The multiple for each individual is determined on the basis of the individual’s anticipated long-term contribution to the Company. Within the first ninety days of each year, the Compensation Committee will fix and establish performance criteria for that year for potential grants of performance awards of restricted stock units in the following year. The minimum level of performance required to be attained for grants to be made in the following year is set by the Compensation Committee at a level that, although not certain, should be attainable because the primary purpose of these grants is retention. For the performance period that was the Company’s 2009 fiscal year, the Compensation Committee established the Company’s Adjusted EBITDA as the performance criteria and the minimum level of performance by the Company for 2009 for grants to be made in 2010 as 75% of the Company’s Adjusted EBITDA level in 2008. At the time the performance criteria is set for a particular year, the Compensation Committee approves a maximum number of restricted stock units that may be granted to each individual in the following year if the minimum level of performance is attained. Then, following the end of a particular year if the minimum level of performance for that year is attained, the Compensation Committee will review the nominal value of the unvested restricted stock units and stock options previously granted to an individual and compare this to the individual’s target multiple of salary. Generally, the Compensation Committee will then consider performance awards of restricted stock units to individuals whose aggregate unvested restricted stock units and stock options nominal value is less than their target multiple of salary so that the total nominal value of unvested restricted stock units and stock options approximates their target multiple of salary. For the most part, any such restricted stock units so granted will vest ratably over a five year period. In 2009, Messrs. Allott, Lewis, Greenlee, Hogan and Snyder were granted performance awards for 21,800, 14,300, 5,300, 4,400 and 2,600 restricted stock units, respectively, on the basis described in this paragraph.

In addition, the Compensation Committee has granted performance awards for restricted stock units to Messrs. Allott, Lewis, Greenlee and Hogan which vest all at once five years from the date of grant. The primary purpose of these grants is to provide additional long-term compensation to such executive officers to keep them at competitive compensation levels and to do so in a manner that further augments the retention of such executive officers. Such grants have been subject to the attainment of performance criteria as established by the Compensation Committee, and such grants have been forfeitable in the event the Company does not attain such performance criteria. The performance criteria for such grants has been the Adjusted EBITDA of the Company for a particular year following such grant and the minimum level of performance required for such grant has been 75% of the Company’s prior year Adjusted EBITDA level. In 2009, Messrs. Lewis, Greenlee and Hogan were granted performance awards for 50,000, 50,000 and 25,000 restricted stock units, respectively, on the basis described in this paragraph.

Beginning with grants made on March 1, 2006, restricted stock units granted under the 2004 Stock Incentive Plan carry with them the right to receive dividend equivalents in an amount equal to all cash dividends paid on one share of Common Stock of the Company for each restricted stock unit while such restricted stock unit is outstanding and until such restricted stock unit vests. Such dividend equivalents for a restricted stock unit are accrued as dividends and are paid to the individual upon the vesting of such restricted stock unit. The Compensation Committee added dividend equivalent rights to restricted stock units to further align the interests of officers and other key employees of the Company and its subsidiaries with those of the stockholders of the Company.

Retirement and Other Benefits

The Company also provides retirement and other benefits to most of its executive officers for purposes of retention. Such benefits include pension, 401(k), supplemental retirement, medical, disability and group life insurance benefits.

The Company does not provide retirement and other benefits to Messrs. Allott, Lewis and Greenlee, although they can make contributions to the 401(k) plan without any matching contributions by the Company and they can participate in the medical benefits provided they pay 100% of their premiums. This approach allows Messrs. Allott, Lewis and Greenlee to assist the Compensation Committee in an unbiased manner in its oversight and review of these benefits.

The other officers of the Company and the officers of Silgan Containers participate in (i) the Silgan Containers Corporation Pension Plan for Salaried Employees, or the Silgan Containers Pension Plan (a defined benefit plan intended to be qualified as a pension plan under Section 401(a) of the Code), (ii) the Silgan Containers Corporation Retirement Savings Plan, or the Containers Savings Plan (a 401(k) plan which is intended to be qualified under Section 401(a) of the Code, which individuals can elect to participate in and which provides for matching contributions and in the case of certain individuals includes a potential profit sharing contribution), (iii) the Silgan Containers Corporation Supplemental Executive Retirement Plan, as amended, or the Containers Supplemental Plan (a non-qualified defined contribution plan that provides for contributions on behalf of participating individuals that are intended to make up for benefits not payable under the pension and 401(k) plans because of limits imposed by the Code), and (iv) medical benefits and group life insurance benefits generally available to all salaried employees on the same basis as they are available to all other salaried employees. Benefits under the Silgan Containers Pension Plan are based on the participant’s average rate of base pay (or salary) over the final three years of employment, with increases to a participant’s rate of base pay following January 1, 2007 (or the first January 1 the participant earned base pay, if later) capped at 3% per year for purposes of the Silgan Containers Pension Plan. The amount of average base pay taken into account for any year is limited by Section 401(a)(17) of the Code, which imposes a cap of $245,000 (to be indexed for inflation) on compensation taken into account for 2009. Benefits under the Silgan Containers Pension Plan are not subject to any deduction for social security or other offset amounts. The Silgan Containers Pension Plan was amended in 2006 to provide that salaried employees hired after 2006 are no longer eligible to participate in the Silgan Containers Pension Plan.

Officers of Silgan Plastics participate in (i) the Silgan Plastics Corporation Pension Plan for Salaried Employees, or the Silgan Plastics Pension Plan (a defined benefit plan intended to be qualified as a pension plan under Section 401(a) of the Code), (ii) the Silgan Plastics Corporation Compensation Investment Plan (a 401(k) plan which is intended to be qualified under Section 401(a) of the Code, which individuals can elect to participate in and which provides for matching contributions), (iii) the Silgan Plastics Corporation Supplemental Savings and Pension Plan, or the Plastics Supplemental Plan (a non-qualified defined contribution plan that provides for contributions on behalf of such individuals that are intended to make up for benefits not payable under the pension and 401(k) plans because of limits imposed by the Code), and (iv) medical benefits and group life insurance benefits generally available to all salaried employees on the same basis as they are available to all other salaried employees. Benefits under the Silgan Plastics Pension Plan are based on the participant’s average total cash compensation (salary and bonus) over the final 36 months of employment or over the highest three of the final five calendar years of employment, whichever produces the greater average compensation. In computing this average, compensation for any year cannot exceed 125% of base pay. Compensation used in determining benefits is also limited by Section 401(a)(17) of the Code, which imposes the cap indicated above. Benefits under the Silgan Plastics Pension Plan are determined based on two methods. Under the first method, the Silgan Plastics Pension Plan provides for benefits based on a formula without any offset for social security. Most of Silgan Plastics’ officers are eligible participants under the Silgan Plastics Pension Plan based on this first method. Under the second method, benefits under the Silgan Plastics Pension Plan are based on one of three formulas, one of which provides for an offset for social security. The Silgan Plastics Pension Plan was amended in 2006 to provide that salaried employees hired after 2006 are no longer eligible to participate in the Silgan Plastics Pension Plan.

Perquisites and Other Personal Benefits

Generally, the Company does not provide its executive officers with any perquisites or other personal benefits. For 2009, Mr. Koblin was reimbursed for country club dues at one country club so that he had an appropriate entertainment forum for customers. He was also reimbursed country club fees to the extent incurred in connection with business related matters. For 2010, Mr. Koblin will continue to be provided such benefits.

Employment Agreements

Mr. Allott, President and Chief Executive Officer of the Company, entered into an employment agreement with the Company in April 2004. Mr. Allott’s employment agreement provides for, among other things, a severance benefit if Mr. Allott is terminated by the Company without cause in an amount equal to the sum of (i) his then current annual salary plus (ii) his annual bonus, calculated at the then current maximum amount payable pursuant to the Senior Executive Performance Plan as previously approved by the Compensation Committee (for 2010, 100% of his then current annual salary).

Mr. Lewis, Executive Vice President and Chief Financial Officer of the Company, is entitled to a severance benefit, as provided in an employment letter from the Company dated June 30, 2004, if Mr. Lewis is terminated by the Company without cause in an amount equal to the sum of (i) his then current annual salary plus (ii) his annual bonus, calculated at the then current maximum bonus amount payable to him as previously approved by the Compensation Committee (for 2010, 40% of his then current annual salary).

Mr. Greenlee, Executive Vice President and Chief Operating Officer of the Company, is entitled to a severance benefit, as provided in an employment letter from the Company dated October 1, 2007, if he is terminated without cause in an amount equal to the sum of (i) his then current annual salary plus (ii) his annual bonus, calculated at the then current maximum bonus amount payable to him as previously approved by the Compensation Committee (for 2010, 40% of his then current annual salary).

Tax Deductibility

Section 162(m) of the Code disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the three other most highly compensated executive officers (other than the chief executive officer or chief financial officer) employed by such corporation (or a member of its affiliated group), but does allow a deduction for “performance-based compensation” in excess of $1 million the material terms of which are disclosed to and approved by stockholders. The Company’s intention is to maximize the tax deductibility of its compensation programs. However, because the Company believes that the use of prudent judgment in determining compensation levels is in the best interests of the Company and its stockholders, under some circumstances it may determine to pay amounts of compensation that may not be fully deductible. The Company reserves the right to use prudent judgment in establishing compensation policies to attract and retain qualified executives to manage the Company and to reward such executives for outstanding performance, while taking into consideration the financial impact of such actions on the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the section of this Proxy Statement titled “Compensation Discussion and Analysis” with management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors of the Company that the “Compensation Discussion and Analysis” be included in the Proxy Statement of the Company for its 2010 annual meeting of stockholders.

By the Compensation Committee of the Board of Directors: Jeffrey C. Crowe John W. Alden William C. Jennings Edward A. Lapekas

Summary Compensation Table

The table below summarizes the total compensation for the fiscal years ended December 31, 2009, 2008 and 2007 paid to or earned by those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during 2009 and by the three most highly compensated executive officers of the Company for 2009 (other than those who served as CEO or CFO during 2009), collectively the Named Executive Officers.

(a)	(b)	(c)		(d)	(e)		(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Anthony J. Allott (President and Chief Executive Officer)	2009 2008 2007	$ $ $	843,008 818,454 790,777	$0 $0 $0	$ $ $	1,059,153 353,775 975,700	$0 $0 $0	$843,008 $818,454 $790,777	$ 0 $ 0 $ 0	$ 6,300 $ 2,560 $ 0	$ $ $	2,751,469 1,993,243 2,557,254

Robert B. Lewis (Executive Vice President and Chief Financial Officer)	2009 2008 2007	$ $ $	515,000 489,583 441,881	$0 $0 $0	$ $ $	3,207,266 0 0	$0 $0 $0	$206,000 $146,875 $132,564	$ 0 $ 0 $ 0	$ 0 $ 0 $ 0	$ $ $	3,928,266 636,458 574,445

Adam J. Greenlee (Executive Vice President and Chief Operating Officer)	2009 2008 2007	$ $ $	454,615 400,000 283,000	$0 $0 $0	$ $ $	2,770,001 471,700 107,327	$0 $0 $0	$181,846 $120,000 $ 86,218	$ 0 $ 0 $ 0	$ 2,733 $432,211 $ 17,586	$ $ $	3,409,195 1,423,911 494,131

Frank W. Hogan, III (Senior Vice President, General Counsel and Secretary)	2009 2008 2007	$ $ $	364,195 353,587 341,630	$0 $0 $0	$ $ $	1,470,024 377,360 292,710	$0 $0 $0	$145,678 $142,679 $ 95,320	$30,109 $21,591 $ 6,563	$ 31,048 $ 30,075 $ 25,410	$ $ $	2,041,054 925,292 761,633

Thomas J. Snyder (President of Silgan Containers)	2009 2008 2007	$ $ $	375,000 345,050 284,603	$0 $0 $0	$ $ $	126,321 471,700 0	$0 $0 $0	$195,300 $106,620 $ 80,002	$34,540 $23,980 $ 3,868	$ 55,833 $ 47,978 $ 32,645	$ $ $	786,994 995,328 401,118

(1)	Bonuses for such years were paid under applicable incentive programs of the Company and its subsidiaries and are included in column (g).

(2)	The amounts in column (e) reflect the grant date fair value of restricted stock units (representing the right to receive shares of Common Stock upon vesting) granted during the applicable year pursuant to and under the 2004 Stock Incentive Plan. The grant date fair value of such restricted stock units for any individual was calculated by multiplying the average of the high and low sales prices of a share of our Common Stock on the grant date of such restricted stock units for any individual by the number of restricted stock units granted to such individual on such grant date in accordance with FASB ASC Topic 718.

(3)	The amounts in column (g) consist of annual cash bonuses earned in such year and paid in the following year under applicable incentive programs of the Company and its subsidiaries. For 2009, the annual cash bonus for Mr. Allott was earned pursuant to the Senior Executive Performance Plan, the annual cash bonuses for Messrs. Lewis, Greenlee and Hogan were earned pursuant to the Holdings Executive Officer Program and the annual cash bonus for Mr. Snyder was earned pursuant to the incentive program for our metal food container business. An explanation as to how annual cash bonuses were calculated under such plan and programs is set forth in the section of this Proxy Statement titled “Compensation Discussion and Analysis–Annual Cash Bonuses under Incentive Programs.”

(4)	The amounts in column (h) represent the actuarial increase in the present value of the Named Executive Officer’s benefits under the applicable pension plan. The Company does not provide above-market or preferential earnings on amounts of any Named Executive Officer under any non-qualified plan.

(5)

In the case of Mr. Allott, the amount in column (i) consists of payments to him of $6,300 in 2009 and $2,560 in 2008 for dividend equivalents in respect of restricted stock units that vested in such years. In the case of Mr. Greenlee, the amounts in column (i) consist of payments to him of $2,733 in 2009, $774 in 2008 and $211 in 2007 for dividend equivalents in respect of restricted stock units that vested in such years, payments to him in the aggregate amount of $431,437 for 2008 and $12,024 for 2007 for relocation benefits and reimbursement of relocation expenses and contributions by Silgan White Cap for him in the amount of $5,351 for 2007 to the grantor trust for the Silgan White Cap Americas LLC Retirement Plan. In the case of Mr. Hogan, the amounts in column (i) include contributions by the Company for him in the amount of $19,233 for 2009, $21,200 for 2008 and $18,010 for 2007 to the grantor trust for the Containers Supplemental Plan and in the amount of $7,350 for 2009, $6,900 for 2008 and $6,750 for 2007 to the grantor trust for the Containers Savings Plan. In addition, the amounts in column (i) for Mr. Hogan also include payments to him of $4,148 in 2009, $1,686 in 2008 and $394 in 2007 for dividend equivalents in respect of restricted stock units that vested in such years and the dollar value of group term life insurance premiums paid on his behalf in the amount of $317 for 2009, $289 for 2008 and $257 for 2007. In the case of Mr. Snyder, the amounts in column (i) include contributions by Silgan Containers for him in the amount of $34,237 for 2009, $28,961 for 2008 and $14,327 for 2007 to the grantor trust for the Containers Supplemental Plan and in the amount of $15,825 for 2009, $16,100 for 2008 and $16,830 for 2007 to the grantor trust for the Containers Savings Plan. In addition, the amounts in column (i) for Mr. Snyder also include payments to him of $5,240 in 2009, $2,440 in 2008 and $1,120 in 2007 for dividend equivalents in respect of restricted stock units that vested in such years and the dollar value of group term life insurance premiums paid on his behalf in the amount of $531 for 2009, $477 for 2008 and $368 for 2007.

Grants of Plan Based Awards

The following table provides information concerning each grant of an award made to a Named Executive Officer in the fiscal year ended December 31, 2009 under any plan. All such grants were made under the 2004 Stock Incentive Plan.

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Date of Action of Compen- sation Committee, if Different from Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Award ($)(2)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anthony J. Allott	03/01/2009	02/25/2009	(1)	$0	$0	$0	0	0	0	21,800	0	$0		$1,059,153
Robert B. Lewis	03/01/2009 08/06/2009	02/25/2009 —	(1)	$0 $0	$0 $0	$0 $0	0 0	0 0	0 0	14,300 50,000	0 0	$0 $0	$ $	694,766 2,512,500
Adam J. Greenlee	03/01/2009 08/06/2009	02/25/2009 —	(1)	$0 $0	$0 $0	$0 $0	0 0	0 0	0 0	5,300 50,000	0 0	$0 $0	$ $	257,501 2,512,500
Frank W. Hogan, III	03/01/2009 08/06/2009	02/25/2009 —	(1)	$0 $0	$0 $0	$0 $0	0 0	0 0	0 0	4,400 25,000	0 0	$0 $0	$ $	213,774 1,256,250
Thomas J. Snyder	03/01/2009	02/25/2009	(1)	$0	$0	$0	0	0	0	2,600	0	$0		$126,321

(1)	The Compensation Committee approved these awards on February 25, 2009 which was prior to the grant date.

(2)	The grant date fair value in column (m) is calculated by multiplying the average of the high and low sales prices for a share of our Common Stock on the applicable grant date by the number of restricted stock units granted in accordance with FASB ASC Topic 718. The awards of restricted stock units granted to Messrs. Lewis, Greenlee and Hogan on August 6, 2009 vest all at once five years from August 6, 2009. Such awards are subject to the attainment by the Company of certain performance criteria for 2010 as established by the Compensation Committee and are forfeitable in the event the Company does not attain such performance criteria.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not yet vested and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2009.

	Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)		(f)	(g)		(h)		(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/sh)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anthony J. Allott	120,000 60,000 — — — —	— — — — — —	— — — — — —	$ $	19.00 10.13 — — — —	05/19/2012 02/27/2013 — — — —	— — 100,000 12,000 6,000 21,800	(2) (3) (4) (5)	$ $ $ $	— — 5,788,000 694,560 347,280 1,261,784	— — — — — —	— — — — — —

Robert B. Lewis	8,000 — —	— — —	— — —		$23.475 — —	08/16/2011 — —	— 14,300 50,000	(6) (7)	$ $	— 827,684 2,894,000	— — —	— — —

Adam J. Greenlee	— — — — — —	— — — — — —	— — — — — —		— — — — — —	— — — — — —	2,000 880 1,320 8,000 5,300 50,000	(8) (9) (10) (11) (12) (7)	$ $ $ $ $ $	115,760 50,934 76,402 463,040 306,764 2,894,000	— — — — — —	— — — — — —

Frank W. Hogan, III	12,500 1,296 — — — — —	— — — — — — —	— — — — — — —	$ $	16.54 21.1075 — — — — —	11/06/2010 05/02/2012 — — — — —	— — 1,640 3,600 6,400 4,400 25,000	(13) (14) (15) (16) (7)	$ $ $ $ $	— — 94,923 208,368 370,432 254,672 1,447,000	— — — — — — —	— — — — — — —

Thomas J. Snyder	— — —	— — —	— — —		— — —	— — —	4,000 8,000 2,600	(17) (18) (19)	$ $ $	231,520 463,040 150,488	— — —	— — —

(1)	The amount in column (h) is determined based on a price per share of $57.88, the closing sales price for a share of our Common Stock on the last business day of 2009 (December 31, 2009) as quoted by the Nasdaq Global Select Market System.

(2)	These restricted stock units vest in full on March 1, 2011.

(3)	These restricted stock units vest as follows: 4,000 on March 1, 2010; 4,000 on March 1, 2011; and 4,000 on March 1, 2012.

(4)	These restricted stock units vest as follows: 1,500 on March 1, 2010; 1,500 on March 1, 2011; 1,500 on March 1, 2012; and 1,500 on March 1, 2013.

(5)	These restricted stock units vest as follows: 4,360 on March 1, 2010; 4,360 on March 1, 2011; 4,360 on March 1, 2012; 4,360 on March 1, 2013; and 4,360 on March 1, 2014.

(6)	These restricted stock units vest as follows: 2,860 on March 1, 2010; 2,860 on March 1, 2011; 2,860 on March 1, 2012; 2,860 on March 1, 2013; and 2,860 on March 1, 2014.

(7)	These restricted stock units vest in full on August 6, 2014.

(8)	These restricted stock units vest on March 1, 2010.

(9)	These restricted stock units vest as follows: 440 on March 1, 2010 and 440 on March 1, 2011.

(10)	These restricted stock units vest as follows: 440 on March 1, 2010; 440 on March 1, 2011; and 440 on March 1, 2012.

(11)	These restricted stock units vest as follows: 2,000 on March 1, 2010; 2,000 on March 1, 2011; 2,000 on March 1, 2012; and 2,000 on March 1, 2013.

(12)	These restricted stock units vest as follows: 1,060 on March 1, 2010; 1,060 on March 1, 2011; 1,060 on March 1, 2012; 1,060 on March 1, 2013; and 1,060 on March 1, 2014.

(13)	These restricted stock units vest as follows: 820 on March 1, 2010 and 820 on March 1, 2011.

(14)	These restricted stock units vest as follows: 1,200 on March 1, 2010; 1,200 on March 1, 2011; and 1,200 on March 1, 2012.

(15)	These restricted stock units vest as follows: 1,600 on March 1, 2010; 1,600 on March 1, 2011; 1,600 on March 1, 2012; and 1,600 on March 1, 2013.

(16)	These restricted stock units vest as follows: 880 on March 1, 2010; 880 on March 1, 2011; 880 on March 1, 2012; 880 on March 1, 2013; and 880 on March 1, 2014.

(17)	These restricted stock units vest as follows: 2,000 on August 1, 2010 and 2,000 on August 1, 2011.

(18)	These restricted stock units vest as follows: 2,000 on March 1, 2010; 2,000 on March 1, 2011; 2,000 on March 1, 2012; and 2,000 on March 1, 2013.

(19)	These restricted stock units vest as follows: 520 on March 1, 2010; 520 on March 1, 2011; 520 on March 1, 2012; 520 on March 1, 2013; and 520 on March 1, 2014.

Option Exercises and Stock Vested

The following table provides information concerning each exercise of stock options and each vesting of restricted stock units during the fiscal year ended December 31, 2009 for each of the Named Executive Officers on an aggregated basis.

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Anthony J. Allott	120,000	$4,376,300	5,500	$267,218
Robert B. Lewis	0	$0	10,000	$504,600
Adam J. Greenlee	0	$0	4,880	$237,095
Frank W. Hogan, III	0	$0	3,620	$175,878
Thomas J. Snyder	20,000	$670,480	4,000	$198,320

(1)	The value realized represents the fair market value of the shares of our Common Stock issuable on the date of vesting. The fair market value was calculated based upon the average of the high and low sales prices for a share of our Common Stock as quoted by the Nasdaq Global Select Market System on the applicable vesting date.

Pension Benefits

The following table shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each such Named Executive Officer, under the applicable pension plan, the basic terms of which are generally described in the section of this Proxy Statement titled “Executive Compensation—Compensation Discussion and Analysis—Retirement and Other Benefits” above. Each of Messrs. Allott, Lewis and Greenlee does not participate in and is not eligible to participate in any pension plan of the Company or any of its subsidiaries.

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years Credited Service(#)	Present Value of Accumulated Benefit($)(1)	Payments During Last Fiscal Year($)
Anthony J. Allott	—	—	—	—
Robert B. Lewis	—	—	—	—
Adam J. Greenlee	—	—	—	—
Frank W. Hogan, III	Silgan Containers Pension Plan for Salaried Employees	13	$131,470	$0
Thomas J. Snyder	Silgan Containers Pension Plan for Salaried Employees	20	$160,575	$0

(1)	The present value of accumulated benefits under the pension plan listed above was calculated as of December 31, 2009 using the following assumptions:

(i)	benefit commencement at normal retirement age (age 65);
(ii)	form of payment as a single life annuity;
(iii)	a discount rate of 5.90% at December 31, 2009 and 6.25% at December 31, 2008;
(iv)	post-retirement mortality determined using RP-2000 Male Annuitant Mortality projected to 2014 at December 31, 2009; and
(v)	benefit values calculated without pre-retirement death, termination or disability decrements.

Non-Qualified Deferred Compensation

The following table provides information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax qualified for each of the Named Executive Officers. Messrs. Hogan and Snyder participate in the Containers Supplemental Plan. You should read the section of this Proxy Statement titled “Executive Compensation—Compensation Discussion and Analysis—Retirement and Other Benefits” above for further information regarding these plans.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year($)(1)	Registrant Contributions in Last Fiscal Year($)(2)	Aggregate Earnings in Last Fiscal Year($)(3)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End($)
Anthony J. Allott	$ 0	$ 0	$ 0	$0	$0

Robert B. Lewis	$ 0	$ 0	$ 0	$0	$0

Adam J. Greenlee	$ 0	$ 0	$ 0	$0	$0

Frank W. Hogan, III	$15,713	$19,233	$61,588	$0	$298,375

Thomas J. Snyder	$14,197	$34,237	$41,781	$0	$170,323

(1)	The amount in column (b) for each of Messrs. Hogan and Snyder represents contributions by him in 2009 to the Containers Supplemental Plan. These amounts are included in column (c) “Salary” for Messrs. Hogan and Snyder in the Summary Compensation Table.

(2)	The amount in column (c) for each of Messrs. Hogan and Snyder represents contributions for 2009 by the Company (in the case of Mr. Hogan) and by Silgan Containers (in the case of Mr. Snyder) to the Containers Supplemental Plan. This amount is included in column (i) “All Other Compensation” for Messrs. Hogan and Snyder in the Summary Compensation Table.

(3)	The amount in column (d) for each of Messrs. Hogan and Snyder consists of the appreciation and earnings on his account under the Containers Supplemental Plan. Since this amount does not constitute above-market earnings, none of these amounts are included in the Summary Compensation Table.

Potential Payments Upon Termination or Change of Control

Potential Payments Upon Termination

In the event that a Named Executive Officer’s employment is terminated for any reason, such person is entitled to receive amounts earned through the date of termination, including salary, amounts contributed under the applicable 401(k) plan (including, to the extent applicable, contributions made by the Company or a subsidiary of the Company that are vested), unused vacation pay, and, in the case of Messrs. Hogan and Snyder, accrued and vested benefits under and pursuant to the applicable pension plan and supplemental executive retirement plan.

If termination of a Named Executive Officer’s employment is not voluntary, such person may exercise any stock options granted to him under the 1989 Plan or the 2004 Stock Incentive Plan (but only if such involuntary termination was without cause) that had become exercisable as of the date of termination for a period up to 90 days after the date of termination, or in the event of death or disability, for a period of up to one year after the date of termination. Upon termination of employment for any reason, all stock options and restricted stock units of a Named Executive Officer that are unvested are forfeited except as described in the section below titled “Potential Payments Upon Change of Control”. In addition, if such termination is not voluntary, such person is entitled to receive a pro rata amount of his bonus for the year in which such person is terminated.

In addition to the foregoing, each of the Named Executive Officers is entitled to the following:

•

In the event that his employment is terminated without cause, Mr. Allott is entitled to a lump sum severance benefit equal to his then current annual salary plus his annual bonus (calculated at then current maximum amount payable as previously approved by the Compensation Committee).

•

In the event that his employment is terminated without cause, Mr. Lewis is entitled to a lump sum severance benefit equal to his then current annual salary plus his annual bonus (calculated at then current maximum amount payable as previously approved by the Compensation Committee).

•

In the event that his employment is terminated without cause, Mr. Greenlee is entitled to a lump sum severance benefit equal to his then current annual salary plus his annual bonus (calculated at then current maximum amount payable as previously approved by the Compensation Committee).

•	In the event that his employment is terminated without cause, Mr. Hogan is entitled to a lump sum severance benefit equal to his then current annual salary.

•	In the event that his employment is terminated without cause, Mr. Snyder is entitled to a lump sum severance benefit equal to his then current annual salary.

The following table sets forth the potential payments to each Named Executive Officer if such officer had been terminated without cause on December 31, 2009.

(a)	(b)
Name	Severance Payment($)(1)
Anthony J. Allott	$1,686,016
Robert B. Lewis	$721,000
Adam J. Greenlee	$700,000
Frank W. Hogan, III	$364,195
Thomas J. Snyder	$375,000

(1)	The amounts in column (b) consist of salary at each person’s annual salary rate at the end of 2009 plus in the case of each of Messrs. Allott, Lewis and Greenlee a bonus for 2009 at the maximum amount payable to him.

Potential Payments Upon Change of Control

The Company does not have any agreement or other arrangement with any of the Named Executive Officers in the event of a change of control involving the Company, other than in respect of outstanding stock options and restricted stock units granted under the 1989 Plan and the 2004 Stock Incentive Plan. For stock options granted under the 1989 Plan, upon a change of control involving the Company, the Compensation Committee, at its discretion, may declare all outstanding stock options vested on or prior to the date of such change of control, in which case all holders thereof would be entitled to exercise such stock options prior to or at the time of such change of control. For stock options and restricted stock units granted under the 2004 Stock Incentive Plan, upon a change of control all such stock options shall become exercisable and all such restricted stock units shall become vested unless the acquiring or surviving corporation assumes such stock options and/or restricted stock units. In such case, if the employment of a holder of any such assumed stock option or restricted stock unit, including a named executive officer, is terminated without cause within 24 months of such change of control, then all such assumed stock options of such holder shall become immediately exercisable and all such assumed restricted stock units of such holders shall become immediately vested. Notwithstanding the foregoing, the Second Amendment to the 2004 Stock Incentive Plan provides that the applicable award agreement shall govern the treatment of an award upon a change in control, which may differ from the foregoing, and any such provision for a change in control shall be in a manner consistent with the provisions of Section 409A of the Code.

Based upon a price per share of $57.88 (the closing sales price of a share of our Common Stock on December 31, 2009, the last business day of 2009 as quoted by the Nasdaq Global Select Market System) and the number of stock options and restricted stock units held by the Named Executive Officers that were unvested as of December 31, 2009 (information concerning such unvested stock options and restricted stock units is provided in the Outstanding Equity Awards at Fiscal Year-End Table), we estimate the value related to the immediate vesting of these unvested stock options and restricted stock units held by each of the Named Executive Officers upon a change of control involving the Company (assuming the Compensation Committee declared all outstanding stock options under the 1989 Plan vested and the acquiring or surviving corporation did not assume the outstanding stock options and restricted stock units under the 2004 Stock Incentive Plan) to be as follows:

(a)	(b)
Name	Value Related to Immediate Vesting of Unvested Stock Options and Restricted Stock Units($)
Anthony J. Allott	$8,091,624
Robert B. Lewis	$3,721,684
Adam J. Greenlee	$3,906,900
Frank W. Hogan, III	$2,375,395
Thomas J. Snyder	$ 845,048

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is governed by a written charter approved by the Company’s Board of Directors. A copy of such written charter is included in this Proxy Statement as Appendix C. In accordance with the written charter of the Audit Committee, the applicable listing standards of the Nasdaq Stock Market and the applicable rules of the SEC, all members of the Audit Committee are independent. The Audit Committee held nine meetings during 2009.

The Audit Committee provides assistance to the Board of Directors of the Company in fulfilling its oversight responsibility relating to the Company’s consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit activities and compliance with legal and regulatory requirements relating to accounting and financial reporting matters and the annual independent audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting. Management of the Company is responsible for the consolidated financial statements and reporting process of the Company, including maintaining effective internal control over financial reporting and assessing the effectiveness of the Company’s internal control over financial reporting. Ernst & Young LLP, the independent registered public accounting firm of the Company, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The independent registered public accounting firm is also responsible for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee these audits and the financial reporting process of the Company.

In fulfilling its oversight responsibilities, the Audit Committee discussed with management, the Company’s internal auditors and the Company’s independent registered public accounting firm the overall scope and plans for the Company’s audits. The Audit Committee met with the Company’s internal auditors and independent registered public accounting firm, with and without management present, to discuss the Company’s audits, the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed and discussed with management and the Company’s independent registered public accounting firm the audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Additionally, the Audit Committee reviewed with management its report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm such firm’s independence. The Audit Committee has also considered the compatibility of nonaudit services with such firm’s independence. Additionally, in assessing such firm’s independence, the Audit Committee reviewed the amount of fees paid to the Company’s independent registered public accounting firm for audit and nonaudit services.

The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm of the Company. Accordingly, the Audit Committee has approved, subject to stockholder ratification, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Audit Committee has adopted a formal policy, consistent with its written charter, that requires its approval in advance for any audit, audit-related, tax and other services to be performed by the Company’s independent registered public accounting firm. Pursuant to its formal policy, the Audit Committee approved in advance all audit, audit-related, tax and other services performed by the Company’s independent registered public accounting firm in 2009. This policy provides that the Audit Committee may delegate to any of its members the authority to approve in advance any audit and nonaudit services to be performed by the Company’s independent registered public accounting firm, and, in such case, requires such member to report any decisions to the Audit Committee at its next scheduled meeting.

By the Audit Committee of the Board of Directors: William C. Jennings John W. Alden Jeffrey C. Crowe Edward A. Lapekas

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The Board of Directors of the Company is requesting ratification of this appointment by the stockholders of the Company. It should be noted however that, even if this appointment is ratified by the stockholders of the Company, the Audit Committee in its discretion may replace the Company’s independent registered public accounting firm and appoint a new independent registered public accounting firm for the Company at any time during the year if they determine that such a change would be in the best interests of the Company.

A representative of Ernst & Young LLP is expected to be present at the Meeting and to be available to respond to appropriate questions from those attending the Meeting, but is not otherwise expected to make a statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

Independent Registered Public Accounting Firm Fee Information

Audit Fees

Fees for audit services rendered by Ernst & Young LLP in 2009 and 2008 totaled $3.1 million and $3.0 million, respectively, in connection with the audit of the Company’s consolidated financial statements for such years, reviews of the Company’s unaudited financial statements included in its Quarterly Reports on Form 10-Q for such years, the audit of the effectiveness of the Company’s internal control over financial reporting for such years and audit services in connection with registration statements filed in 2009.

Audit-Related Fees

Fees for audit-related services rendered by Ernst & Young LLP in 2009 and 2008 totaled $0.2 million and $0.1 million, respectively. Services provided in 2009 and 2008 were in respect of employee benefit plan audits for such years, agreed upon procedures for certain contracts for such years and for 2009 consultation related to the business combination accounting standard.

Tax Fees

Fees for tax services rendered by Ernst & Young LLP in each of 2009 and 2008 totaled $0.1 million. Such services consisted of tax compliance services and tax assistance and advice.

All Other Fees

In 2009 and 2008, Ernst & Young LLP did not render any other services to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons holding more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. These directors, officers and ten percent stockholders are also required to furnish us with copies of all such filed reports.

Based solely upon a review of the copies of reports furnished to us and/or representations that no reports were required, we believe that all of our directors, officers and ten percent stockholders complied with all filing requirements under Section 16(a) of the Exchange Act in 2009.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with the rules and regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement and the form of proxy for our annual meeting of stockholders in 2011 must be received by us at our principal executive offices not later than December     , 2010. In accordance with the Exchange Act and the rules and regulations promulgated under the Exchange Act, proxies solicited by our Board of Directors will confer discretionary voting authority with respect to any proposal raised at our annual meeting of stockholders in 2011 as to which the proponent has not notified us by March     , 2011. Proposals should be directed to the attention of the General Counsel, Silgan Holdings Inc., 4 Landmark Square, Stamford, Connecticut 06901.

OTHER MATTERS

As of the date of this Proxy Statement, our Board of Directors and management have no knowledge of any other business matters that will be presented for consideration at the Meeting other than those referred to in this Proxy Statement. However, persons named in the accompanying proxy card shall have authority to vote such proxy as to any other matters that properly come before the Meeting and as to matters incidental to the conduct of the Meeting in accordance with their discretion.

By Order of the Board of Directors,

Frank W. Hogan, III

Secretary

Stamford, Connecticut

April     , 2010

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SILGAN HOLDINGS INC.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Silgan Holdings Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, hereby certifies that:

1.	The name of the corporation is Silgan Holdings Inc. (the “Corporation”).

2.	The second sentence of Paragraph A of Article SIXTH of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by deleting such sentence in its entirety and replacing it with the following sentence:

Subject to any voting rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors of the Corporation pursuant to authority herein provided, and except as otherwise provided herein or by law, the affirmative vote of the holders of not less than a majority of the votes cast by the holders of shares of Common Stock shall be required for the approval of any matter to come before the stockholders of the Corporation.

3.	The foregoing amendment to the Corporation’s Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SILGAN HOLDINGS INC. has caused this Certificate of Amendment to be executed in its corporate name by its Senior Vice President on the          day of June, 2010.

SILGAN HOLDINGS INC.

By:
Name:
Title:

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SILGAN HOLDINGS INC.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Silgan Holdings Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware, hereby certifies that:

1.	The name of the corporation is Silgan Holdings Inc. (the “Corporation”).

2.	The first sentence of Article SIXTH of the Corporation’s Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following sentence:

The total number of shares of capital stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).

3.	The foregoing amendment to the Corporation’s Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SILGAN HOLDINGS INC. has caused this Certificate of Amendment to be executed in its corporate name by its Senior Vice President on the        day of June, 2010.

SILGAN HOLDINGS INC.

By:
Name: Title:

APPENDIX C

SILGAN HOLDINGS INC.

CHARTER OF THE

AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

Organization

This Charter governs the operations of the Audit Committee (the “Audit Committee”) of the Board of Directors of Silgan Holdings Inc. (the “Company”). The Audit Committee shall review and reassess this Charter at least annually and shall submit any proposed changes to the Board of Directors of the Company for approval. Additionally, the Audit Committee shall cause this Charter to be filed with the Securities and Exchange Commission (the “SEC”) in accordance with, and when and as required by, the rules and regulations of the SEC.

The Audit Committee shall be appointed by the Board of Directors of the Company and shall assist the Board of Directors in fulfilling its oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit activities and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters. The Audit Committee shall be comprised of at least three Directors, each of whom (x) shall be “independent” as provided in the applicable rules of the National Association of Securities Dealers Inc. (the “NASD”) and the Securities and Exchange Commission as in effect from time to time and (y) shall not have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of income and statement of cash flow. At least one member of the Audit Committee shall have the requisite “financial sophistication” under applicable NASD rules in the judgment of the Board of Directors. The Chairperson of the Audit Committee shall be designated by the Board of Directors, or, if not so designated, by a majority vote of the members of the Audit Committee. If a member of the Audit Committee shall at any time serve simultaneously on the audit committee of more than two other public companies, such member shall promptly inform the Board of Directors thereof.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors of the Company in fulfilling its oversight responsibility to the stockholders of the Company and others relating to the Company’s financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit activities and compliance with legal and regulatory requirements relating to accounting and financial reporting matters and the annual independent audit of the Company’s financial statements. The Audit Committee shall also be directly responsible for the appointment (subject, if applicable, to ratification by the stockholders), compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing and/or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditor of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the independent auditor, the internal auditors, management and the Board of Directors. In discharging its oversight role, the Audit Committee has authority to conduct any investigation appropriate to fulfilling its responsibilities, with full access to the independent auditor and to all books, records, facilities and personnel of the Company. Additionally, for this purpose the Audit Committee may retain, at the Company’s expense, outside legal counsel or other consultants and experts.

The primary responsibility of the Audit Committee is to oversee, on behalf of the Board of Directors of the Company, the financial reporting process established by management and report to the Board of Directors on the results of their activities. Management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those financial statements. The Audit Committee recognizes that management (including the internal audit activities), as well as the independent auditor, have more knowledge and detailed information about the Company than the members of the Audit Committee, and consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

Responsibilities and Processes

In carrying out its oversight responsibilities, the Audit Committee shall undertake the following activities.

Audit Responsibilities

1.	The Audit Committee shall be solely responsible for the appointment (subject, if applicable, to ratification by the stockholders of the Company), compensation, retention and oversight of the work of the independent auditor of the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditor is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditor.

2.	The Audit Committee shall review, at least annually, the qualifications and performance of the independent auditor. In conducting such review, the Audit Committee shall obtain and review at least annually a report by the independent auditor describing (1) such auditing firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of such auditing firm or by any formal investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board) within the preceding five years with respect to any independent audit carried out by such auditing firm, and any steps taken to deal with any such issues. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners of the independent auditor in accordance with applicable rules and regulations of the SEC and NASD.

3.	The Audit Committee shall review the independence of the independent auditor. In connection with its review of the independence of the Company’s independent auditor, the Audit Committee shall require written disclosures from the independent auditor, as required by Independence Standards Board Standard No. 1, regarding their independence and their relationships with the Company and its subsidiaries. The Audit Committee shall discuss with the independent auditor their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Specifically, the Audit Committee shall review and discuss with the independent auditor, on at least an annual basis, all significant relationships they have with the Company that could impair their independence and objectivity. To the extent it deems necessary, the Audit Committee shall recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the independent auditor and satisfy itself that the Company has engaged an independent auditor as required by applicable securities laws and regulations.

4.	The Audit Committee shall discuss with management and the independent auditor the overall scope and plans for the Company’s annual audit, including staffing, timing, locations and the internal audit and general audit approach. The Audit Committee shall review the audit plans for their sufficiency. The Audit Committee shall meet separately with the independent auditor, with and without management present, to discuss the results of their examinations along with management’s responses to significant matters. Also, the Audit Committee shall discuss with management and the independent auditor the integrity, adequacy and effectiveness of the Company’s financial reporting processes and accounting and financial controls.

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5.	The Audit Committee shall review with the independent auditor audit problems or difficulties and management letters provided by the independent auditor and management’s response, including, but not limited to (1) any restrictions on the scope of the independent auditor’s activities, (2) any restriction on the access of the independent auditor to requested materials, (3) any significant disagreements with management and (4) any audit differences that were noted or proposed by the independent auditor but for which the Company’s financial statements were not adjusted (as immaterial or otherwise). The Audit Committee will resolve any disagreements between the independent auditor and management regarding financial reporting.

6.	The Audit Committee shall pre-approve any audit or permissible non-audit engagement or relationship between the Company and the independent auditor and shall also approve in advance any internal audit services to be performed by other registered public accounting firms that are not the Company’s independent auditor. The Audit Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services. In connection with the Audit Committee’s approval of non-audit services, the Audit Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence. The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to pre-approve all audit or non-audit services to be provided by the independent auditor and any internal audit services to be performed by any other registered public accounting firm if presented to the Audit Committee at the next regularly scheduled meeting.

7.	The Audit Committee shall recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Financial Statement and Disclosure Matters

8.	The Audit Committee shall review and discuss, prior to public dissemination, the annual audited and quarterly unaudited financial statements of the Company (including, without limitation, the footnotes) with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices that could materially affect the Company’s financial statements. In addition, the Audit Committee shall review and discuss the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on the annual review, the Audit Committee shall determined whether to recommend to the Board of Directors inclusion of the annual audited financial statements in the Company’s Annual Report on Form 10-K.

9.	The Audit Committee shall discuss with the independent auditor the results of the annual audit and quarterly reviews and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards.

10.	The Audit Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any material changes in the selection or application of accounting principles, any major issues as to the adequacy of the internal controls and any actions taken in light of material control deficiencies.

11.	The Audit Committee shall review disclosures made to the Audit Committee by the CEOs and CFO during their certification process for the Company’s Form 10-Ks and Form 10-Qs.

12.	The Audit Committee shall review and discuss reports from the independent auditor on:

•	Critical accounting policies and practices to be used (including major changes thereto).

•

Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramification of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

3

13.	The Audit Committee shall prepare the Audit Committee report that the SEC requires to be included in the Company’s annual proxy statement.

14.	When and as required under applicable securities laws and rules, the Audit Committee shall obtain annually a report from the independent auditor, with attestation, regarding management’s assessment of the effectiveness of the internal control structure and procedures for financial reporting.

Compliance Oversight Responsibility

15.	The Audit Committee shall discuss with the independent auditor whether it has identified any issues of the type described in Section 10A of the Securities Exchange Act of 1934, as amended (concerning detection of illegal acts).

16.	The Audit Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Also, the Audit Committee shall ensure that the Company maintains an anonymous reporting hotline for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

17.	The Audit Committee shall review at least annually legal matters with the Company’s General Counsel that may have a material impact on the financial statements, the Company’s compliance policies relating to accounting and financial reporting matters and any material reports or inquiries received from regulators or governmental agencies.

18.	The Audit Committee must approve any “related party transactions” required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

Other

19.	The Audit Committee shall report to the Board of Directors any issues that arise with respect to the quality or integrity of the Company’s financial statements and compliance with legal or regulatory requirements relating to accounting and financial reporting matters, the performance and independence of the Company’s independent auditor or the performance of the internal audit function.

20.	The Audit Committee may, from time to time, conduct such other examinations or reviews as it may deem advisable with respect to the adequacy of the systems of internal accounting controls and accounting practices of the Company and with respect to current accounting trends and developments, and take such action with respect thereto as it may deem appropriate.

21.	The Audit Committee shall meet at least four times annually, or more frequently if circumstances require. An agenda for each meeting shall be developed by the Chairperson of the Audit Committee in consultation with management, consistent with this Charter. Members of management and the independent auditor shall attend such meetings as requested by the Audit Committee. Minutes of all meetings of the Audit Committee shall be kept and maintained with the Company’s records.

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SILGAN HOLDINGS INC.

4 Landmark Square

Stamford, CT 06901

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Philip Silver and D. Greg Horrigan as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock, par value of $.01 per share, of Silgan Holdings Inc., or the Company, held of record by the undersigned on April 16, 2010 at an Annual Meeting of Stockholders of the Company to be held on June 7, 2010 or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

(Continued and to be dated and signed on the reverse side.)

ADDRESS CHANGE ( Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

Please mark, sign, date and return this proxy to the Company.	Please mark your vote as indicated in this example	☒

1.	To authorize and approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to amend the stockholder voting standard from a majority of shares outstanding standard to a majority of votes cast standard.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.

To authorize and approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	ELECTION OF DIRECTORS (CLASS I)	FOR all nominees listed below	WITHHOLD AUTHORITY	*EXCEPTIONS*
	Nominees (each to serve until the Company’s Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified): 01 R. Philip Silver 02 William C. Jennings	☐	to vote for all nominees listed below ☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.) *Exceptions

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To consider and act upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Mark here for Address Change SEE REVERSE	☐

Signature	Signature	Date

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.